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                 [JOHN HANCOCK ANNUITIES LOGO]      Prospectus dated May 1, 2007

                         Wealthmark ML3 Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination fixed and variable annuity Contracts (singly, a "Contract" and collectively, the "Contracts") previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we", "us", "our", or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture variable annuity contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Funds that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK TRUST

500 Index Trust B
Active Bond Trust
All Cap Core Trust
American Asset Allocation Trust
American Bond Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Bond Index A
Capital Appreciation
Classic Value
Core Equity
Equity Income
Financial Services
Franklin Templeton Founding Allocation
Trust
Fundamental Value Trust
Global Allocation Trust
Global Bond Trust
Global Trust

JOHN HANCOCK TRUST
Health Sciences Trust
High Yield Trust
Income and Value Trust
Index Allocation Trust
International Core Trust
International Equity Index Trust B
International Opportunities
International Small Cap
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Mid Cap Stock Trust
Money Market Trust B Trust
Natural Resources Trust
Pacific Rim Trust
Quantitative All Cap Trust

JOHN HANCOCK TRUST
Quantitative Mid Cap Trust
Quantitative Value Trust
Real Estate Securities Trust
Science and Technology Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Bond Trust
Total Return Bond Trust
Total Stock Market Index Trust
U.S. Government Securities Trust
U.S. Large Cap Trust
Value Trust

DWS SCUDDER FUNDS
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Equity 500 Index VIP
DWS Growth Allocation VIP
DWS Moderate Allocation VIP

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER          MAILING ADDRESS           ANNUITIES SERVICE CENTER    MAILING ADDRESS
601 Congress Street               Post Office Box 55230     601 Congress Street         Post Office Box 55013
Boston, Massachusetts 02210-2805  Boston, Massachusetts     Boston, Massachusetts       Boston, Massachusetts
(617) 663-3000 or                 02205-5230                02210-2805                  02205-5013
(800) 344-1029                    www.jhannuities.com       (877) 391-3748 or           www.jhannuitiesnewyork.com
                                                            (800) 551-2078


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                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS................................................      1
II. OVERVIEW................................................................      3
III. FEE TABLES.............................................................      7
  EXAMPLES..................................................................      8
  FUNDS.....................................................................     10
  FEEDER FUND...............................................................     12
  MASTER FUND...............................................................     12
      Total                                                                      12
      Operating                                                                  12
      Other                                                                      12
      Total                                                                      12
      Feeder Fund                                                                12
      Expenses                                                                   12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS.......     15
  THE COMPANIES.............................................................     15
  THE SEPARATE ACCOUNTS.....................................................     16
  THE FUNDS.................................................................     16
  VOTING INTEREST...........................................................     24
V. DESCRIPTION OF THE CONTRACT..............................................     25
  ELIGIBLE PLANS............................................................     25
  ACCUMULATION PERIOD PROVISIONS............................................     25
    Purchase Payments.......................................................     25
    Accumulation Units......................................................     25
    Value of Accumulation Units.............................................     26
    Net Investment Factor...................................................     26
    Transfers Among Investment Options......................................     26
    Maximum Number of Investment Options....................................     27
    Telephone and Electronic Transactions...................................     27
    Special Transfer Services-Dollar Cost Averaging Program.................     28
    Special Transfer Services - Asset Rebalancing Program...................     28
    Withdrawals.............................................................     29
    Special Withdrawal Services - The Income Plan...........................     29
    Optional Guaranteed Minimum Withdrawal Benefits.........................     30
    Death Benefit During the Accumulation Period............................     30
    Optional Enhanced Death Benefits........................................     31
  PAY-OUT PERIOD PROVISIONS.................................................     32
    General.................................................................     32
    Annuity Options.........................................................     32
    Determination of Amount of the First Variable Annuity Benefit Payment...     34
    Annuity Units and the Determination of Subsequent Variable Annuity
        Payments............................................................     34
    Transfers During Pay-out Period.........................................     34
    Death Benefit During Pay-out Period.....................................     35
    Optional Guaranteed Minimum Income Benefits.............................     35
  OTHER CONTRACT PROVISIONS.................................................     35
    Right to Review.........................................................     35
    Ownership...............................................................     35
    Annuitant...............................................................     36
    Beneficiary.............................................................     36
    Modification............................................................     36
    Our Approval............................................................     36
    Misstatement and Proof of Age, Sex or Survival..........................     36
  FIXED INVESTMENT OPTIONS..................................................     36
VI. CHARGES AND DEDUCTIONS..................................................     38
  WITHDRAWAL CHARGES........................................................     38
  ASSET-BASED CHARGES.......................................................     39
    Daily Administration Fee................................................     39
    Distribution Fee........................................................     39
    Mortality and Expense Risks Fee.........................................     39
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS........................     39
  PREMIUM TAXES.............................................................     40
VII. FEDERAL TAX MATTERS....................................................     41
  INTRODUCTION..............................................................     41
  OUR TAX STATUS............................................................     41
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS..............................     41
  NON-QUALIFIED CONTRACTS...................................................     41
    Undistributed Gains.....................................................     41
    Taxation of Annuity Payments............................................     42
    Surrenders, Withdrawals and Death Benefits..............................     42
    Taxation of Death Benefit Proceeds......................................     42
    Penalty Tax on Premature Distributions..................................     43
    Puerto Rico Non-Qualified Contracts.....................................     43
    Diversification Requirements............................................     43
  QUALIFIED CONTRACTS.......................................................     44
    Penalty Tax on Premature Distributions..................................     45
    Tax-Free Rollovers......................................................     45
    Loans...................................................................     46
    Puerto Rico Contracts Issued to Fund Retirement Plans...................     46
  SEE YOUR OWN TAX ADVISER..................................................     46
VIII. GENERAL MATTERS.......................................................     47
  ASSET ALLOCATION SERVICES.................................................     47
  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM..................     47
  DISTRIBUTION OF CONTRACTS.................................................     47
    Standard Compensation...................................................     48
    Revenue Sharing and Additional Compensation.............................     48
    Differential Compensation...............................................     48
  CONFIRMATION STATEMENTS...................................................     49
  REINSURANCE ARRANGEMENTS..................................................     49
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE....................    A-1
APPENDIX B:  QUALIFIED PLAN TYPES...........................................    B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS................................    C-1
APPENDIX D:  OPTIONAL GUARANTEED WITHDRAWAL BENEFITS........................    D-1
  INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.....    D-5
APPENDIX E:  OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS....................    E-1
APPENDIX U:  ACCUMULATION UNIT VALUE TABLES.................................    U-1

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We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

Statement of Additional Information
Table of Contents

General Information and History.............................................      3
Accumulation Unit Value Tables..............................................      3
Services....................................................................      3
         Independent Registered Public Accountant...........................      3
         Servicing Agent....................................................      3
         Principal Underwriter..............................................      3
         Special Compensation and Reimbursement Arrangements................      4
Legal and Regulatory Matters................................................      5
Appendix A: Audited Financial Statements....................................    A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

Statement of Additional Information
Table of Contents

General Information and History.............................................      3
Accumulation Unit Value Tables..............................................      3
Services....................................................................      3
         Independent Registered Public Accountant...........................      3
         Servicing Agent....................................................      3
         Principal Underwriter..............................................      3
         Special Compensation and Reimbursement Arrangements................      4
Legal and Regulatory Matters................................................      5
Appendix A:  Audited Financial Statements...................................    A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress Street Boston, MA 02210-2805.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity Contract offered by this Prospectus. If you purchased this annuity under a group Contract, a "Contract" means the certificate issued to you under the group Contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.


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INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The date on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you". The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Maturity Date.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A sub-account of a Separate Account. Each Sub-Account invests in shares of a specific Fund.

UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Fund.


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                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination fixed and variable annuity Contract between you and a Company. "Deferred payment" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group Contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers tax-deferred treatment of earnings, a death benefit and annuity payments. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. Generally, the amount of the death benefit will be the greater of: (a) the Contract Value or (b) the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity payments are made to the Annuitant.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your investment choices.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay at least $10,000 to purchase a Contract. Each subsequent Purchase Payment must be at least $30. Additional Purchase Payments generally may be made at any time.

If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Fund. The Fund Prospectus contains a full description of a Fund. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in

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a Fund directly and reinvested all Fund dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Fund of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Asset Allocation Funds) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.

FIXED INVESTMENT OPTIONS. Currently, we do not make available any Fixed Investment Options, other than the DCA Fixed Investment Option. If available, the amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time (except under a Rider - see Appendix D - "Optional Guaranteed Minimum Withdrawal Benefits").

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options". During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period". However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Fund to increased Fund transaction costs (affecting the value of the shares) and/or disruption to the corresponding Fund manager's ability to effectively manage such corresponding Fund, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

CAN I TAKE OUT ANY OF MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased:

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C:  Optional Enhanced Death Benefits

            -     Annual Step-up Death Benefit.

            - Enhanced Earnings Death Benefit - not offered in New York or Washington;

            - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D:  Optional Guaranteed Minimum Withdrawal Benefits

            -     Guaranteed Principal Plus;

            -     Guaranteed Principal Plus for Life.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (See Appendix D). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

            -     Guaranteed Retirement Income Benefits - offered by John
                  Hancock USA;

            - Guaranteed Retirement Income Benefits - offered by John Hancock New York.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

            - full or partial withdrawals (including surrenders and systematic withdrawals);

            -     payment of any death benefit proceeds; and

            -     periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

            -     the type of the distribution;

            -     when the distribution is made;

            - the nature of any Qualified Plan for which the Contract is being used; and

            -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a Contract before you reach age 59-1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN INVESTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters" section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Fund Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions". The items listed under "Total Annual Fund Operating Expenses" are described in detail in the Fund prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Fund Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
   First Year                               6%
   Second Year                              5%
   Third Year                               4%
   Thereafter                               0%

TRANSFER FEE(3)
   Maximum Fee                            $25
   Current Fee                            $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VIII. General Matters - Premium Taxes").

(2) The charge is taken within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL FUND OPERATING EXPENSES.

               PERIODIC FEES AND EXPENSES OTHER THAN FUND EXPENSES

                                                                        JOHN HANCOCK   JOHN HANCOCK
                                                                             USA         NEW YORK
                                                                        ------------   ------------
ANNUAL CONTRACT FEE                                                        $   0          $   0

ANNUAL SEPARATE ACCOUNT EXPENSES(1)

Mortality and expense risks fee                                             1.25%          1.25%
Distribution fee                                                            0.25%          0.25%
Daily Administration fee- asset based                                       0.15%          0.15%
                                                                           -----          -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                      1.65%          1.65%
(With No optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-up Death Benefit Fee(2)                                0.20%          0.20%
Optional Enhanced Earnings Death Benefit Benefit Fee                        0.20%       not offered
                                                                           -----          -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                      2.05%          1.85%
(With Annual Step-up Death Benefit and Enhanced Earnings Death
   Benefit fee reflected, as applicable)

FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefits(3)
(as a percentage of Adjusted Guaranteed Withdrawal Balance)
   Maximum Fee                                                              0.75%          0.75%
   Current Fee - Guaranteed Principal Plus for Life                         0.40%          0.40%
   Current Fee - Guaranteed Principal Plus                                  0.30%          0.30%
Optional Guaranteed Minimum Income Programs(4)
(as a percentage of Income Base)
   Guaranteed Retirement Income Benefit II                                  0.45%          0.45%
   Guaranteed Retirement Income Benefit III                                 0.50%       not offered
Optional Accelerated Beneficiary Protection Death Benefit(5)                0.50%       not offered
(as a percentage of Accelerated Beneficiary Protection Death Benefit)

(1) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted.

(2) The charge for the optional Annual Step-up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

(3) The current charge is 0.40% for Guaranteed Principal Plus for Life and 0.30% for Guaranteed Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-Up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value.

(4) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Guaranteed Principal Plus. Availability varied by state and when you purchased your Contract. See Appendix E for availability.

(5) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Guaranteed Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.

TOTAL ANNUAL FUND OPERATING EXPENSES(1)                           MINIMUM   MAXIMUM
Range of expenses that are deducted from Fund assets, including
   management fees, Rule 12b-1 fees, and other expenses            0.25%      1.40%

(1) The minimum and maximum expenses shown do not include any expense reimbursements or fee waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.09% and 1.40%, respectively. Expense reimbursements and waivers may be terminated at any time.

EXAMPLES

The following examples are intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Fund operating expenses - Wealthmark ML3 Contract with optional benefit Riders

WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-up Death Benefit, Enhanced Earnings Death Benefit and Guaranteed Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-up Death Benefit and Guaranteed Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND
PRINCIPAL PLUS FOR LIFE

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                $1,482    $3,088    $4,449    $7,992
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                               $  966    $2,781    $4,449    $7,992

JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND GUARANTEED PRINCIPAL PLUS FOR LIFE

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                $1,464    $3,041    $4,379    $7,901
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                               $  947    $2,732    $4,379    $7,901

EXAMPLE 2. Maximum Fund operating expenses- Wealthmark ML3 Contract with previously offered optional benefit Riders:

WEALTHMARK ML3 CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND
GUARANTEED RETIREMENT INCOME BENEFIT III

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                $1,455    $3,015    $4,331    $7,849
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                               $  940    $2,706    $4,331    $7,849

JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT II

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                $1,433    $2,956    $4,244    $7,739
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                               $  916    $2,645    $4,244    $7,739

EXAMPLE 3. Minimum Fund operating expenses - Wealthmark ML3 Contract with no optional Riders:

WEALTHMARK ML3 CONTRACT WITH NO OPTIONAL BENEFIT RIDERS. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                 $795     $1,130    $1,263    $2,694
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                $240     $  738    $1,263    $2,694

THE FOLLOWING TABLE DESCRIBES TO OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                                          ACQUIRED
                                                                         FUND FEES      TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                               FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                            ----------   ----------   -----------   ---------   -----------   -------------   ---------
500 INDEX B(3)
NAV Class                           0.46%        0.00%        0.03%        0.00%        0.49%          0.24%         0.25%
ACTIVE BOND
Series II Class                     0.60%        0.25%        0.04%        0.00%        0.89%          0.00%         0.89%
ALL CAP CORE
Series II Class                     0.78%        0.25%        0.05%        0.00%        1.08%          0.00%         1.08%
BLUE CHIP GROWTH(4)
Series II Class                     0.81%        0.25%        0.02%        0.00%        1.08%          0.00%         1.08%
BOND INDEX A
Series II Class                     0.47%        0.25%        0.08%        0.00%        0.80%          0.00%         0.80%
CAPITAL APPRECIATION
Series II Class                     0.75%        0.25%        0.03%        0.00%        1.03%          0.00%         1.03%
CLASSIC VALUE
Series II Class                     0.80%        0.25%        0.11%        0.00%        1.16%          0.00%         1.16%
CORE EQUITY
Series II Class                     0.78%        0.25%        0.05%        0.00%        1.08%          0.00%         1.08%
EQUITY-INCOME(4)
Series II Class                     0.81%        0.25%        0.03%        0.00%        1.09%          0.00%         1.09%
FINANCIAL SERVICES
Series II Class                     0.82%        0.25%        0.04%        0.00%        1.11%          0.00%         1.11%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(5,6)
Series II Class                     0.05%        0.25%        0.07%        0.97%        1.34%          0.09%         1.25%
FUNDAMENTAL VALUE
Series II Class                     0.77%        0.25%        0.04%        0.00%        1.06%          0.00%         1.06%
GLOBAL ALLOCATION
Series II Class                     0.85%        0.25%        0.12%        0.00%        1.22%          0.00%         1.22%
GLOBAL BOND
Series II Class                     0.70%        0.25%        0.10%        0.00%        1.05%          0.00%         1.05%
GLOBAL(7,8)
Series II Class                     0.82%        0.25%        0.14%        0.00%        1.21%          0.00%         1.21%
HEALTH SCIENCES(4)
Series II Class                     1.05%        0.25%        0.09%        0.00%        1.39%          0.00%         1.39%

                                                                          ACQUIRED
                                                                         FUND FEES      TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                               FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                            ----------   ----------   -----------   ---------   -----------   -------------   ---------
HIGH YIELD
Series II Class                     0.66%        0.25%        0.05%        0.00%        0.96%         0.00%          0.96%
INCOME & VALUE
Series II Class                     0.79%        0.25%        0.07%        0.00%        1.11%         0.00%          1.11%
INDEX ALLOCATION(9)
Series II Class                     0.05%        0.25%        0.09%        0.53%        0.92%         0.12%          0.80%
INTERNATIONAL CORE
Series II Class                     0.89%        0.25%        0.10%        0.00%        1.24%         0.00%          1.24%
INTERNATIONAL EQUITY INDEX B
NAV Class(3)                        0.53%        0.00%        0.04%        0.00%        0.57%         0.23%          0.34%
INTERNATIONAL OPPORTUNITIES
Series II Class                     0.89%        0.25%        0.11%        0.00%        1.25%         0.00%          1.25%
INTERNATIONAL SMALL CAP
Series II Class                     0.92%        0.25%        0.19%        0.00%        1.36%         0.00%          1.36%
INTERNATIONAL VALUE(7)
NAV Class                           0.82%        0.00%        0.11%        0.00%        0.93%         0.00%          0.93%
INVESTMENT QUALITY BOND
Series II Class                     0.60%        0.25%        0.07%        0.00%        0.92%         0.00%          0.92%
LIFESTYLE AGGRESSIVE
Series II Class                     0.04%        0.25%        0.02%        0.90%        1.21%         0.00%          1.21%
LIFESTYLE BALANCED
Series II Class                     0.04%        0.25%        0.01%        0.84%        1.14%         0.00%          1.14%
LIFESTYLE CONSERVATIVE
Series II Class                     0.04%        0.25%        0.02%        0.78%        1.09%         0.00%          1.09%
LIFESTYLE GROWTH
Series II Class                     0.04%        0.25%        0.01%        0.87%        1.17%         0.00%          1.17%
LIFESTYLE MODERATE
Series II Class                     0.04%        0.25%        0.02%        0.81%        1.12%         0.00%          1.12%
MID CAP INDEX
Series II Class                     0.48%        0.25%        0.04%        0.00%        0.77%         0.00%          0.77%
MID CAP STOCK
Series II Class                     0.84%        0.25%        0.04%        0.00%        1.13%         0.00%          1.13%
MONEY MARKET B
NAV Class(3)                        0.50%        0.00%        0.01%        0.00%        0.51%         0.23%          0.28%
NATURAL RESOURCES
Series II Class                     1.00%        0.25%        0.06%        0.00%        1.31%         0.00%          1.31%
PACIFIC RIM
Series II Class                     0.80%        0.25%        0.21%        0.00%        1.26%         0.00%          1.26%
QUANTITATIVE ALL CAP
Series II Class                     0.71%        0.25%        0.05%        0.00%        1.01%         0.00%          1.01%
QUANTITATIVE MID CAP
Series II Class                     0.74%        0.25%        0.13%        0.00%        1.12%         0.00%          1.12%
QUANTITATIVE VALUE
Series II Class                     0.68%        0.25%        0.05%        0.00%        0.98%         0.00%          0.98%
REAL ESTATE SECURITIES
Series II Class                     0.70%        0.25%        0.03%        0.00%        0.98%         0.00%          0.98%
SCIENCE & TECHNOLOGY
Series II Class                     1.05%        0.25%        0.09%        0.00%        1.39%         0.00%          1.39%
SMALL CAP GROWTH
Series II Class                     1.07%        0.25%        0.08%        0.00%        1.40%         0.00%          1.40%

                                                                          ACQUIRED
                                                                         FUND FEES      TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT                   OTHER         AND       OPERATING       EXPENSE      OPERATING
FUNDS                               FEES      12B-1 FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
-----                            ----------   ----------   -----------   ---------   -----------   -------------   ---------
SMALL CAP INDEX
Series II Class                     0.48%        0.25%        0.04%        0.00%        0.77%         0.00%          0.77%
SMALL CAP OPPORTUNITIES
Series II Class                     0.99%        0.25%        0.03%        0.00%        1.27%         0.00%          1.27%
SMALL CAP VALUE
Series II Class                     1.06%        0.25%        0.06%        0.00%        1.37%         0.00%          1.37%
SMALL COMPANY VALUE
Series II Class                     1.02%        0.25%        0.05%        0.00%        1.32%         0.00%          1.32%
STRATEGIC BOND
Series II Class                     0.68%        0.25%        0.07%        0.00%        1.00%         0.00%          1.00%
TOTAL RETURN
Series II Class                     0.70%        0.25%        0.06%        0.00%        1.01%         0.00%          1.01%
TOTAL STOCK MARKET INDEX
Series II Class                     0.49%        0.25%        0.03%        0.00%        0.77%         0.00%          0.77%
U.S. GOVERNMENT SECURITIES(10)
Series II Class                     0.61%        0.25%        0.08%        0.00%        0.94%         0.00%          0.94%
U.S. LARGE CAP
Series II Class                     0.83%        0.25%        0.03%        0.00%        1.11%         0.00%          1.11%
VALUE
Series II Class                     0.74%        0.25%        0.04%        0.00%        1.03%         0.00%          1.03%

See footnotes following tables.

                                                   FEEDER FUND
                                 -----------------------------------------------
                                                                         TOTAL                 MASTER FUND              TOTAL MASTER
                                                                       OPERATING   ----------------------------------      FUND &
                                 MANAGEMENT                  OTHER      EXPENSES   MANAGEMENT                  OTHER     FEEDER FUND
FUNDS                               FEES      12B-1 FEES   EXPENSES       (2)       FEES(11)    12B-1 FEES   EXPENSES     EXPENSES
-----                            ----------   ----------   --------    ---------   ----------   ----------   --------   ------------
AMERICAN ASSET ALLOCATION
   TRUST(3,2)
Series II Class                     0.00%        0.75%       0.03%       0.78%        0.34%        0.00%       0.01%        1.13%
AMERICAN BOND TRUST(2)
Series II Class                     0.00%        0.50%       0.03%       0.53%        0.43%        0.25%       0.01%        1.22%
AMERICAN GROWTH TRUST
Series II Class                     0.00%        0.50%       0.03%       0.53%        0.33%        0.25%       0.02%        1.13%
AMERICAN GROWTH-INCOME TRUST
Series II Class                     0.00%        0.50%       0.03%       0.53%        0.28%        0.25%       0.01%        1.07%
AMERICAN INTERNATIONAL TRUST
Series II Class                     0.00%        0.50%       0.03%       0.53%        0.52%        0.25%       0.05%        1.35%

See footnotes following tables.

                                                                       ACQUIRED
                                                                      FUND FEES     TOTAL      CONTRACTUAL       NET
                                 MANAGEMENT                  OTHER        &       OPERATING      EXPENSE      OPERATING
FUNDS                               FEES      12B-1 FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-----                            ----------   ----------   --------   ---------   ---------   -------------   ---------
DWS VIT FUNDS:
DWS EQUITY 500 INDEX
   VIP(12,13)                       0.29%        0.25%      0.16%        --        0.70%         0.07%         0.63%

DWS VARIABLE SERIES II:
DWS CONSERVATIVE ALLOCATION
   VIP(14,15,16)                    0.15%        0.25%      0.39%      0.61%       1.40%         0.04%         1.36%
DWS CORE FIXED INCOME VIP(17)       0.59%        0.25%      0.22%        --        1.06%           --          1.06%
DWS GROWTH ALLOCATION
   VIP(14,15)                       0.15%        0.25%      0.22%      0.71%       1.33%           --          1.33%
DWS MODERATE ALLOCATION
   VIP(14,15)                       0.15%        0.25%      0.22%      0.68%       1.30%           --          1.30%

FOOTNOTES TO EXPENSE TABLE:

(1) The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT -- Advisory Fee Waivers and Expense
     Reimbursements." The Adviser may terminate this limitation at any time upon notice to JHT.

(2) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(3) JHT sells shares of these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" does not exceed the rate noted in the table above under "Net Operating Expenses." A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company (U.S.A.) or any of its affiliates that are specified in the agreement.

(4) The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of these T. Rowe Price subadvised funds as described under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." The Adviser may terminate this waiver at any time upon notice to JHT.

(5) For Funds that have not started operations or have operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses are expected to be incurred over the next year.

(6) The Franklin Templeton Founding Allocation Trust is subject to an expense reimbursement as noted under "Management of JHT -- Advisory Fee Waivers and Expense Reimbursements." This contractual expense reimbursement will remain in effect until May 1, 2008, but may be terminated any time after May 1, 2008. If expenses were not reimbursed, expenses reflected in the table would be higher. The Franklin Templeton Founding Allocation Trust currently invests in the Global Trust, the Mutual Shares Trust and the Income Trust. The expenses of each of these funds are set forth above.

(7) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Global Trust and the International Value Trust Fund does not exceed 0.45% of the Fund's average net assets. For the year ended December 31, 2006, the effective annual advisory fees reflecting these waivers for the Global Trust and the International Value Trust were 0.80% and 0.80%, respectively. The Net Operating Expenses for Global Trust Series NAV, Series I, Series II reflecting these waivers were 0.94%, 0.99% and 1.19%, respectively; and for International Value Trust Series NAV, Series I and Series II reflecting these waivers were 0.91%, 0.96% and 1.16%, respectively. These advisory fee waivers may be rescinded at any time.

(8) The Adviser has contractually agreed to limit "Other Expenses" as described under "Management of JHT -- Adviser Fee Waivers and Reimbursement." The limit will remain in effect until May 1, 2008.

(9) The Adviser has contractually agreed to reimburse expenses of the Index Allocation Trust as described under "Management of JHT - Contractual Expense Limit" until May 1, 2008.

(10) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2006 had the new rates been in effect for the whole year.

(11) Capital Research Management Company (the adviser to the master fund for each of the JHT feeder funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. Please see the financial highlights table in the American Funds prospectus or annual report for further information.

(12) Includes 0.10% administration fee.

(13) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, 0.53% for Class B and 0.63% for Class B2 shares.

(14) In addition to the expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expense of the underlying portfolios in which the Fund invests. The Fund's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

(15) Pursuant to its respective agreements with DWS Variable Series II, the investment manager has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain total operating expenses at 0.75% for the following Funds through the dates set forth after the Fund names: DWS Conservative Allocation VIP - Class B (April 30, 2010), DWS Growth Allocation VIP - Class B (September 30, 2007), and DWS Moderate Allocation VIP - Class B (September 30, 2007). The agreements exclude certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, and indirect expenses of underlying DWS portfolios in which the Funds invest.

(16) Restated on an annualized basis to reflect acquisition of Income Allocation VIP on September 15, 2006.

(17) Management fees have been restated to reflect the new fee schedule effective October 1, 2006.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Account may be found in the Statements of Additional Information.

IV. General Information about Us, the Separate Accounts and the Funds

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

A++                     Superior companies have a very strong
A.M. Best               ability to meet their obligations; 1st
                        category of 16

AA+                     Very strong capacity to meet
Fitch                   policyholder and contract obligations;
                        2nd category of 24

AAA                     Extremely strong financial security
Standard & Poor's       characteristics; 1st category of 21

John Hancock USA has also received the following rating from Moody's:

Aa2                      Excellent in financial strength; 3rd
Moody's                  category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity Contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

            - the liability to pay contractual claims under the Contracts is assumed by another insurer; or

           - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of our Separate Accounts. We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund) of the applicable Separate Account. A Separate Account's assets (including the Fund's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Fund shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Fund shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE FUNDS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Fund of John Hancock Trust.

THE FUNDS IN THE SEPARATE ACCOUNTS ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other Variable Annuity Contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.

The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNTS.

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

Each of the above mutual funds are so-called "series" type mutual funds and each is registered under the 1940 Act as an open-end management investment company. John Hancock Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Fund or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.50% of assets may be made by a Fund's investment adviser or its affiliates. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Fund Operating Expenses table.

Each of the John Hancock Trust's Index Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Funds ("JHT Funds of Funds") are "fund-of funds" that invest in other underlying funds. The Prospectuses for each of the JHT Funds of Funds contain a description of the underlying funds for the Fund, and associated investment risks.

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE FUNDS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                JOHN HANCOCK TRUST

  We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

 The Funds available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider (See Optional Benefits).

CAPITAL GUARDIAN TRUST COMPANY
       Income & Value Trust                          Seeks the balanced accomplishment of (a) conservation of principal and (b)
                                                     long-term growth of capital and income. To do this, the Fund invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

       U.S. Large Cap Trust                          Seeks long-term growth of capital and income. To do this, the Fund invests at least 80% of its net assets in equity and equity-related securities of quality large-cap U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY  (Adviser to the American Fund Insurance Series)
          American Asset Allocation  Trust           Seeks to provide high total return (including income and capital gains)
                                                     consistent with preservation of capital over the long term. To do this, the Fund invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

CAPITAL RESEARCH AND MANAGEMENT COMPANY  (Adviser to the American Fund Insurance Series)
       American Bond Trust                           Seeks to maximize current income and preserve capital. To do this, the
                                                     Fund invests all of its assets in the master fund, Class 2 shares of the
                                                     American Funds Insurance Series Bond Fund, which normally invests at least
                                                     80% of its assets in bonds, with at least 65% in investment-grade debt securities and up to 35% in lower rated fixed income securities.

                                                JOHN HANCOCK TRUST

  We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

CAPITAL RESEARCH AND MANAGEMENT COMPANY  (Adviser to the American Fund Insurance Series) - Continued
       American Growth-Income Trust                  Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Fund invests all of its assets in the master fund, Class 2 shares of the American Funds
                                                     Insurance Series Growth-Income, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

       American Growth Trust                         Seeks to make the shareholders' investment grow. To do this, the Fund invests all of its assets in the master fund, Class 2 shares of the
                                                     American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

       American International Trust                  Seeks to make the shareholders' investment grow. To do this, the Fund invests all of its assets in the master fund, Class 2 shares of the
                                                     American Funds Insurance  Series  International  Fund, which invests primarily in common stocks of companies located outside the United States.

DAVIS SELECTED ADVISERS, L.P.
       Financial Services Trust                      Seeks growth of capital. To do this, the Fund invests at least 80% of its net assets in companies that are principally engaged in financial services.

       Fundamental Value Trust                       Seeks growth of capital. To do this, the Fund invests in common stocks of
                                                     U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & Research Company
       Bond Index Trust A                            Seeks to track the performance of the Lehman Brothers Aggregate Bond
                                                     Index (which represents the U.S. investment grade bond market). To do this, the Funds invests at least 80% of their net assets in securities listed in the Lehman Brothers Aggregate Bond Index.(2)

DECLARATION MANAGEMENT & Research Company
MFC Global Investment Management (U.S.), LLC
       Active Bond Trust(1)                          Seeks income and capital appreciation. To do this, the Fund invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.  ("DIMA")
       All Cap Core Trust                            Seeks long-term growth of capital. To do this, the Fund invests in common stocks and other equity securities within all asset classes
                                                     (small, mid and large cap), which may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.
                                                     The Fund may also invest in U.S. Government securities.

       Real Estate Securities Trust                  Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Fund invests at least 80% of its net assets in equity securities of REITs and real estate companies.

                                                JOHN HANCOCK TRUST

  We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.
GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC
       International Core Trust                      Seeks high total return. To do this, the Fund typically invests at least
       (formerly, International Stock Trust)         80% of its total assets in a diversified portfolio of equity investments from a number of developed markets outside the U.S.

JENNISON ASSOCIATES LLC
       Capital Appreciation Trust                    Seeks long-term growth of capital. To do this, the Fund invests at least
                                                     65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and have above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
       Core Equity Trust                             Seeks long-term capital growth. To do this, the Fund invests at least 80%
                                                     of its net assets in equity securities that offer the potential for capital growth by purchasing securities at large discounts relative to their intrinsic value.

MARSICO CAPITAL MANAGEMENT, LLC
       International Opportunities Trust             Seeks long-term growth of capital. To do this, the Fund invests at least
                                                     65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
       500 Index Trust B                             Seeks to approximate the aggregate total return of abroad U.S. domestic equity market index. To do this, the Fund invests at least 80% of its net assets in the common stocks in the S&P 500 Index(3) and securities that as a group will behave in a manner similar to the index.

       Franklin Templeton Founding Allocation        Seeks long-term growth of capital.  To do this, the Fund invests
       Trust                                         primarily in three JHT portfolios: Global Trust, Income Trust and Mutual
                                                     Shares Trust. The Fund is a fund of funds and is also authorized to invest in NAV shares of many other JHT portfolios and other investment companies.

       Index Allocation Trust                        Seeks  long term  growth of  capital.  Current  income is also a consideration. To do this, the Fund invests approximately 70% of its total assets in John Hancock index portfolios which invest primarily in equity securities and approximately 30% of its total assets in JH portfolios which invest primarily in fixed income securities.

       Lifestyle Aggressive(4)                       Seeks  long-term  growth  of  capital.  Current  income  is not a consideration. To do this, the Fund invests 100% of its assets in JHT
                                                     Funds which invest primarily in equity securities.

       Lifestyle Balanced(4)                         Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. To do this, the
                                                     Fund invests approximately 40% of its assets in JHT Funds which invest primarily in fixed income securities and approximately 60% in Funds which invest primarily in equity securities.

       Lifestyle Conservative(4)                     Seeks a high level of current income with some consideration given to growth of capital. To do this, the Fund invests approximately 80% of its assets in JHT Funds which invest primarily in fixed income securities and approximately 20% in Funds which invest primarily in equity securities.

       Lifestyle Growth(4)                           Seeks  long-term  growth  of  capital.  Current  income is also a consideration. To do this, the Fund invests approximately 20% of its assets in JHT Funds which invest primarily in fixed income securities and approximately 80% in Funds which invest primarily in equity securities.

                                                JOHN HANCOCK TRUST

  We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
       Lifestyle Moderate(4)                          Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To do this, the Fund invests approximately 60% of its assets in JHT Funds which invest primarily in fixed income securities and approximately 40% in Funds which invest primarily in equity securities.

       Mid Cap Index Trust                            Seeks to approximate the aggregate total return of a mid cap U.S.
                                                      domestic equity market index. To do this, the Fund invests at least 80%
                                                      of its net assets in the common stocks in the S&P Mid Cap 400 Index(3)
                                                      and securities that as a group behave in a manner similar to the index.

       Money Market Trust B                           Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Fund invests in high quality,
                                                      U.S. dollar denominated money market instruments.

       Pacific Rim Trust                              Seeks to achieve long-term growth of capital. To do this, the Fund invests  at least 80% of its net  assets in common  stocks  and equity-related securities of established, larger-capitalization non-U.S.
                                                      companies located in the Pacific Rim region, including emerging markets.

       Quantitative All Cap Trust                     Seeks long-term growth of capital. To do this, the Fund invests at least
                                                      65% of its total assets in equity securities of large, mid and small-cap
                                                      U.S. companies with strong industry position, leading market share, proven management and strong financials.

       Quantitative Mid Cap Trust                     Seeks long-term capital growth. To do this, the Fund invests at least
                                                      80% of its net assets in U.S. mid-cap and large-cap companies' securities with strong industry positions, leading market shares, proven managements and strong balance sheets.

       Quantitative Value Trust                       Seeks long-term capital appreciation. To do this, the Fund invests at least 65% of its total assets in large-cap U.S. securities with the potential for long-term growth of capital.

       Small Cap Index Trust                          Seeks to approximate the aggregate total return of a small cap U.S.
                                                      domestic equity market index. To do this, the Fund invests at least 80%
                                                      of its net assets in the common stocks in the Russell 2000 Index(5) and securities that as a group behave in a manner similar to the index.

       Total Stock Market Index Trust                 Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. To do this, the Fund invests at least 80% of its net assets in the common stocks in the Dow Jones Wilshire 5000 Index(6)
                                                      and securities that as a group will behave in a manner similar to the index.

MUNDER CAPITAL MANAGEMENT
       Small Cap Opportunities                        Seeks long-term capital appreciation. To do this, the Fund invests at
       Trust                                          least 80% of its net assets in equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
       Global Bond Trust                              Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Fund invests at least 80%
                                                      of its net assets in fixed income  instruments,  futures contracts
                                                      (including related options) with respect to such securities and options on such securities.

                                                JOHN HANCOCK TRUST

  We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC - CONTINUED
       Total Return Trust                            Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Fund invests at least 65%
                                                     of its total assets in a diversified fund of fixed income instruments of varying maturities.

PZENA INVESTMENT MANAGEMENT, LLC
       Classic Value Trust                           Seeks long-term growth of capital. To do this, the Fund invests at least
                                                     80% of its assets in domestic equity securities of companies that are currently undervalued relative to the market, based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC.
T. Rowe Price Associates, Inc.
       Science & Technology Trust(7)                 Seeks long-term growth of capital. Current income is incidental to the
                                                     Fund's objective. To do this, the Fund invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

SSGA FUNDS MANAGEMENT, INC.
       International Equity Index Trust B            Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Fund invests at least 80% of its  assets in  securities  listed in the Morgan  Stanley  Capital
                                                     International All Country World Excluding U.S. Index.(8)

TEMPLETON GLOBAL ADVISORS LIMITED
       Global Trust                                  Seeks long-term capital appreciation. To do this, the Fund invests primarily in the equity securities of companies located throughout the world, including emerging markets.

       International Value Trust                     Seeks long-term growth of capital. To do this, the Fund invests at least
                                                     65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets, and generally up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

TEMPLETON INVESTMENT COUNSEL, LLC
       International Small                           Seeks long-term capital appreciation. To do this, the Fund invests at
       Cap Trust                                     least 80% of its net assets in securities issued by foreign small-cap companies in emerging markets.

T. ROWE PRICE ASSOCIATES, INC.
       Blue Chip Growth Trust                        Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Fund invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

       Equity-Income Trust                           Seeks to provide substantial dividend income and also long-term capital appreciation. To do this, the Fund invests at least 80% of its net assets  in  equity  securities,  with  65% in  common  stocks  of well-established companies paying above-average dividends.

       Health Sciences Trust                         Seeks long-term capital appreciation. To do this, the Fund invests at least 80% of its net assets in common stocks of companies engaged in the research,  development,  production, or distribution of products or services related to health care, medicine, or the life sciences.

                                                JOHN HANCOCK TRUST

  We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.
T. ROWE PRICE ASSOCIATES, INC. - CONTINUED
       Small Company Value Trust                      Seeks  long-term  growth of capital.  To do this,  the Fund will invest at least 80% of its net assets in small  companies  whose  common  stocks are believed to be undervalued.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
       Global Allocation Trust                        Seeks total  return,  consisting  of long-term  capital  appreciation  and current  income.  To do this,  the Fund invests in equity and fixed income securities  of  issuers  located  within  and  outside  the U.S.  based on prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
       Value Trust                                    Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the
                                                      Fund invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
       Investment Quality Bond Trust                  Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Fund invests at least 80% of its net assets in bonds rated investment grade. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

       Mid Cap Stock Trust                            Seeks long-term growth of capital. To do this, the Fund invests at least
                                                      80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

       Natural Resources Trust                        Seeks long-term total return. To do this, the Fund will invest at least
                                                      80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

       Small Cap Growth Trust                         Seeks long-term capital appreciation. To do this, the Fund will invest at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

       Small Cap Value Trust                          Seeks long-term capital appreciation. To do this, the Fund will invest at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
       High Yield Trust                               Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the
                                                      Fund invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.

       Strategic Bond Trust                           Seeks a high level of total return consistent with preservation of capital. To do this, the Fund invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade.

       U.S. Government Securities Trust               Seeks to obtain a high level of current income  consistent  with preservation of capital and maintenance of liquidity. To do this, the
                                                      Fund invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                                                      DWS SCUDDER FUNDS
    We show the Fund's manager (i.e., Subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
       DWS Conservative Allocation VIP                The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. It does this by investing in a portfolio of other DWS portfolios that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

       DWS Core Fixed Income VIP                      The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities.

       DWS Equity 500 Index VIP                       The Portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500
                                                      Composite Stock Price Index (the "S&P 500 Index"(3)), which emphasizes stocks of large US companies. The Portfolio invests at least 80% of its assets in stocks of companies included in the S&P 500 Index3 and in derivative instruments that provide exposure to the stocks of companies in the S&P 500
                                                      Index.3

       DWS Growth Allocation VIP                      The portfolio seeks long-term growth of capital. It does this by investing in a portfolio of other DWS portfolios that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

       DWS Moderate Allocation VIP                    The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. It does this by investing in a portfolio of other DWS portfolios that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

----------
(1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC.

(2) Lehman Brothers provides the Lehman Brothers Global Aggregate Index. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Lehman Brothers, nor does it make any representation regarding the advisability of investing in the Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by The McGraw-Hill Companies, Inc., nor does The McGraw-Hill Companies, Inc. make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Standard & Poor's(R) was from $1.42 billion to $410.66 billion; for the Standard & Poor's 500(R) $1.42 billion to $410.66 billion and; for the S&P Mid Cap 400(R) $590 million to $12.5 billion.

(4) Deutsche Asset Management Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited for the Lifestyle Funds.

(5) Russell 2000(R) and "Russell Midcap(R)" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Russell 2000(R) was from $38 million to $3.75 billion.

(6) "Dow Jones Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2007, the mid cap range for Wilshire 5000 was from $38 million to $410.66 billion.

(7) The Science & Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC.

(8) "MSCI EAFE IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2007 the mid cap range was from $37 million to $244.4 billion.

VOTING INTEREST

You instruct us how to vote Fund shares.

We will vote Fund shares held in a Separate Account at any Fund shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Fund shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Fund for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Fund shares are held by the net asset value per share of that Fund.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Fund for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Fund shares are held by the net asset value per share of that Fund. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contracts is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Subsequent Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, we must grant our approval in order for you to make the Purchase Payment.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

            - You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

            - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;

            - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000;

            - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

            - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

            - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described herein).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit subsequent Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Fund.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Fund determines the net asset value of its shares.

We will use a Fund share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

            - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or

            - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

            - the net asset value per share of a Fund share held in the Sub-Account determined at the end of the current valuation period, plus;

            - the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account Annual Expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we will transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable Investment Option's underlying fund to increased fund transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Fund are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

            - restricting the number of transfers made during a defined period;

            -     restricting the dollar amount of transfers;

            - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

            -     restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D - "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the respective telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

            -     Any loss or theft of your password; or -

            -     Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time on any Valuation Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services-Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Funds. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate


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authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

We will permit asset rebalancing only on the following time schedules:

            - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

            - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

            - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

            - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

            -     trading on the New York Stock Exchange is restricted;

            - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

            - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA Program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.


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

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Guaranteed Principal Plus and Guaranteed Principal Plus for Life optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under the Guaranteed Principal Plus for Life and Guaranteed Principal Plus Riders, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payment(s), even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During the Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Maturity Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

            -     the Contract Value; or

            -     the minimum death benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner's spouse.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our the respective Annuities Service Center shown on the first page of this Prospectus. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our respective Annuities Service Center:

            -     a certified copy of a death certificate or;

            - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

            -     any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts". Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a qualified plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a qualified plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as


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describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Owner dies before the Maturity Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

The death benefit may be taken in the form of a lump sum immediately. If so, we will pay death benefits under our current administrative procedures within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals").

If the death benefit payable upon the death of an Owner is not taken as a lump sum under our current administrative procedures, the Contract will continue subject to the following:

            -     The Beneficiary will become the Contract Owner.

            - Any excess of the death benefit over the Contract Value will be allocated to the Owner's Investment Accounts in proportion to their relative values on the date of receipt at our Annuities Service Center of due proof of the Owner's death.

            - No additional Purchase Payments may be made. o Withdrawal charges will be waived for all future distributions.

            - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In this case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

            - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below under "Annuity Options", which must begin within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If the distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

            - Alternatively, if the Contract is not a qualified contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

Optional Enhanced Death Benefits

Your Wealthmark ML3 Contract may include one or more of the following enhanced death benefit Riders:

            -     Annual Step-up Death Benefit;

            - Enhanced Earnings Death Benefit (not offered in New York or Washington); and

            - Accelerated Beneficiary Protection Death Benefit (not offered in New York or Washington).

These optional death benefit Riders under the Contracts were not available in all states, and were subject to our underwriting rules at the time you purchased your Contract.

For an extra fee, these optional death benefit Riders could enhance the minimum death benefit payable under your Contract, subject to the terms and limitations contained in the Rider. We provide a general description of each of these Riders in Appendix C to this Prospectus.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, AND ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE PURCHASED.


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PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, we will begin paying annuity benefits to the Annuitant under the Contract on the Contract's Maturity Date (the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary. For John Hancock New York Contracts, the maximum Maturity Date will be the date the oldest Annuitant obtains age 90. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 85, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Maturity Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date. IRS regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence, we may not change the Annuity Option and the form of settlement.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

We guarantee the following Annuity Options in the Contract.

      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options which we are contractually obligated to offer at all times, we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


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

      OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

      OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., a Guaranteed Principal Plus or Guaranteed Principal Plus for Life optional benefit Rider, as described in Appendix D: "Optional Benefits"). If you purchase a Contract with our Guaranteed Principal Plus or Guaranteed Principal Plus for Life optional benefit Rider, we permit you to select the additional Annuity Options shown below:

GPP & GPPFL ALTERNATE ANNUITY OPTION 1: LIA FIXED ANNUITY WITH PERIOD CERTAIN - This option is available if you purchase a Contract with the Guaranteed Principal Plus or Guaranteed Principal Plus for Life optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

            - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or

            - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

            - GPP & GPPFL ALTERNATE ANNUITY OPTION 2: FIXED PERIOD CERTAIN ONLY - This option is available only if:

                        - you purchase a Contract with a Guaranteed Principal Plus or Guaranteed Principal Plus for Life; and

                        - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

This option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      (a) the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Guaranteed Principal Plus or Guaranteed Principal Plus for Life Rider that you purchased with your Contract; or

      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

            - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" for a description of an "Annuity Unit");

            - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

            - calculating the present value of these payments at the assumed interest rate of 3%.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


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If you elect to take only the Commuted Value of some of the remaining annuity payments due in the period certain, we will reduce the remaining annuity payments during the remaining period certain.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Benefit Payment

We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Maturity Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity benefit payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base variable annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.

The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

A 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS before the due date of the first annuity benefit payment to which your transfer will apply. We will make transfers after the Maturity Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Optional Guaranteed Minimum Income Benefits

Please (see Appendix E: "Optional Guaranteed Minimum Income Benefits") for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract.

No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new Contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance Contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing Contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing Contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Fund), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Maturity Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Non-Qualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

Any change of Ownership or assignment must be made in writing and received by us at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, Ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of The Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant". The Annuitant is as designated on the Contract specifications page or in the application, unless changed. Any change of Annuitant must be made in writing in a form acceptable to us. We must approve any change.

On the death of the Annuitant prior to the Maturity Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Maturity Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, that person will be treated as the Beneficiary. The Beneficiary may be changed subject to the rights of any irrevocable Beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

The fixed account Investment Option(s) are not (is not) a security.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals".

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types".

LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECTED THE GUARANTEED PRINCIPAL PLUS FOR LIFE OR GUARANTEED PRINCIPAL PLUS OPTIONAL BENEFIT RIDERS.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

Charges and deductions under the Contracts are assessed against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Fund Prospectuses. For information on the fees charged for optional benefit Riders, see the Fee Tables.

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to "unliquidated Purchase Payments". In any Contract Year, the amount available without withdrawal charges for that year is the greater of:

            - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); or

            - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

                            MAXIMUM WITHDRAWAL CHARGE
                           (AS % OF PURCHASE PAYMENTS)

First Year         6%
Second Year        5%
Third Year         4%
Thereafter         0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and no withdrawal charges are imposed on the Maturity Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, (see Appendix A: "Examples of Calculation of Withdrawal Charge"). In the case of group annuity contracts issued by John Hancock USA, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

A daily charge in an amount equal to 0.15% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account Investment Option. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each variable Investment Account. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee

A daily fee in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

            - The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

            - The total amount of Purchase Payments to be received will be considered. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

            - The nature of the group or class for which the Contracts are being purchased will be considered including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

            - Any prior or existing relationship with us will be considered. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

            - The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

            - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                       PREMIUM TAX RATE
STATE OR        QUALIFIED       NON-QUALIFIED
TERRITORY       CONTRACTS         CONTRACTS
CA                0.50%             2.35%
GUAM              4.00%             4.00%
ME(1)             0.00%             2.00%
NV                0.00%             3.50%
PR                3.00%             3.00%
SD(1)             0.00%             1.25%(2)
WV                1.00%             1.00%
WY                0.00%             1.00%

----------
(1)   We pay premium tax upon receipt of Purchase Payment.

(2)   0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider (i.e., Guaranteed Principal Plus for Life or Guaranteed Principal Plus), using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

            - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

            - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

            - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

            - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

            - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

            - received on or after the date on which the Contract Owner reaches age 59-1/2;

            - attributable to the Contract Owner becoming disabled (as defined in the tax law);

            - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

            - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

            -     made under a single-premium immediate annuity contract; or

            - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

            - received on or after the date on which the Contract Owner reaches age 59-1/2;

            - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

            - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover:

            -     from a traditional IRA to another traditional IRA;

            - from a traditional IRA to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

            - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;

            - between a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and any such plans;

            - from a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and

            - from a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. Beginning in 2007, a beneficiary who is not your surviving spouse may directly roll over the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

Also effective in 2008, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity Contract issued under the ORP only upon:

            - termination of employment in the Texas public institutions of higher education;

            -     retirement;

            -     death; or

            -     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that John Hancock USA controls, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations,

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as Bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

                                                                  WITHDRAWAL CHARGE
CONTRACT      HYPOTHETICAL     FREE WITHDRAWAL    PAYMENTS        ----------------
  YEAR       CONTRACT VALUE         AMOUNT       LIQUIDATED       PERCENT   AMOUNT
--------     --------------    ---------------   ----------       -------   ------
   1             55,000            5,000(1)         50,000           6%      3,000
   2             50,500            5,000(2)         45,500           5%      2,275
   3             35,000            5,000(3)         45,000           4%      1,200
   4             70,000           20,000(4)         50,000           0%          0

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

----------
(1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10%=$5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

                                                                         WITHDRAWAL CHARGE
 HYPOTHETICAL    PARTIAL WITHDRAWAL     FREE WITHDRAWAL     PAYMENTS     -----------------
CONTRACT VALUE       REQUESTED               AMOUNT        LIQUIDATED    PERCENT    AMOUNT
--------------   ------------------     ---------------    ----------    -------    ------
    65,000             2,000               15,000(1)             0         5%           0
    49,000             5,000                3,000(2)         2,000         5%         100
    52,000             7,000                4,000(3)         3,000         5%         150
    44,000             8,000                    0(4)         8,000         5%         400

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested (2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to 52,000. The unliquidated payments are 48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

            -     made after the Owner attains age 59-1/2;

            -     made after the Owner's death;

            -     attributable to the Owner being disabled; or

            - a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a traditional IRA or another Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that such rollover consists of designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

            -     you have adjusted gross income over $100,000; or

            -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

            - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

            -     earnings on those contributions; and

            - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70-1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70-1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

            - A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional enhanced death benefit Rider, you will pay the monthly charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the Tax Considerations section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

            1.    Annual Step-up Death Benefit

            2. Enhanced Earnings Death Benefit - Not offered in New York or Washington

            3. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington.

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-up Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step-up Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-up Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step-up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step-up Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step-up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step-up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.

TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step-up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-up Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-up Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE CONTINUATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ENHANCED EARNINGS DEATH BENEFIT (NOT AVAILABLE IN NEW YORK AND WASHINGTON)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner's death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings Death Benefit.

TERMINATION OF THE ENHANCED EARNINGS DEATH BENEFIT. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT (NOT AVAILABLE IN NEW YORK OR WASHINGTON)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit" factor plus the greatest of:

            -     the Contract Value;

            -     the Return of Purchase Payments Death Benefit Factor;

            -     the Annual Step-up Death Benefit Factor; or

            -     the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

            -     The "Earnings Basis" is equal to 150% of $100,000, or
                  $150,000.

            -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

            - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

GRADED DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus
(2) where:

(1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT           PAYMENT MULTIPLIER(1)
----------------------------           ---------------------
              0                                100%
              1                                110%
              2                                120%
              3                                130%
              4                                140%
              5                                150%

----------
(1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP-UP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. We determine the death benefit paid under Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

            - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

            - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

            - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

INVESTMENT OPTIONS. At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

TERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

            -     the date the Contract terminates;

            -     the Maturity Date; or

            - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FEE. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix provides a general description of the optional guaranteed minimum withdrawal benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum withdrawal benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following guaranteed minimum withdrawal benefits may have been available to you when you purchased your Contract.

            - Guaranteed Principal Plus - available December 8, 2003 (May 20, 2004 for New York Contracts) to August 15, 2004; and

            - Guaranteed Principal Plus for Life - available August 16, 2004 to December 31, 2005.

For John Hancock New York Contracts, Guaranteed Principal Plus and Guaranteed Principal Plus for Life may not have been available through all distribution partners.

GUARANTEED PRINCIPAL PLUS AND GUARANTEED PRINCIPAL PLUS FOR LIFE

Definitions.

We use the following definitions to describe how the Guaranteed Principal Plus and Guaranteed Principal Plus for Life optional benefits work:

Guaranteed Withdrawal Balance means:

            - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period;

            - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance;

            - The maximum Guaranteed Withdrawal Balance at any time is $5,000,000.

Guaranteed Withdrawal Amount means:

            - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

            - The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

            - The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Reset means a reduction of guaranteed amounts resulting from our recalculation of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or, for Guaranteed Principal Plus for Life, the "Lifetime Income Amount". We may Reset guaranteed amounts if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or "Lifetime Income Amount."

Step-up means an increase of guaranteed amounts resulting from our recalculation of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or "Lifetime Income Amount" on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.

For purposes of the following description of Guaranteed Principal Plus and Guaranteed Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.

We use additional terms to describe Guaranteed Principal Plus for Life:

Covered Person means:

            - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

            - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

Lifetime Income Amount or Lifetime Income Amount means:

            - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the Age 65 Contract Anniversary and while the Covered Person remains alive as an Owner or Annuitant of the Contract;

            - We determine the initial Lifetime Income Amount on the Age 65 Contract Anniversary (or the date you purchase the benefit, if later);

            - The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.

Age 65 Contract Anniversary means the Contract Anniversary on, or next following, the date the Covered Person attains age 65.

Overview

The Guaranteed Principal Plus and Guaranteed Principal Plus for Life optional benefit Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. We designed these Riders to guarantee the return of your investments in the Contract, as long as you limit your withdrawals each Contract Year during the Accumulation Period to a "Guaranteed Withdrawal Amount". In addition, under the Guaranteed Principal Plus for Life Rider we calculate a "Lifetime Income Amount" on the Age 65 Contract Anniversary, or at issue if the Covered Person is already 65 or older. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Guaranteed Principal Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as that Covered Person is alive and an Owner or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

We provide additional information about Guaranteed Principal Plus and Guaranteed Principal Plus for Life in the following sections:

            - Effect of Withdrawals - describes how the actual amount you choose to withdraw in any Contract Year affects certain features of the Riders. SINCE THE BENEFITS OF GUARANTEED PRINCIPAL PLUS AND GUARANTEED PRINCIPAL PLUS FOR LIFE ARE ACCESSED THROUGH WITHDRAWALS, THESE RIDERS MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THESE RIDERS.

            - Bonus Qualification and Effect - describes how the amounts we guarantee may increase by a Bonus in certain years if you make no withdrawals during those Contract Years.

            - Step-up of Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount - describes how the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or, Lifetime Income Amount (for Guaranteed Principal Plus for Life only) may increase on certain dates to reflect favorable market performance.

            - Additional Purchase Payments - describes how you may increase the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or Lifetime Income Amount (for Guaranteed Principal Plus for Life only) by making additional Purchase Payments, and the special limitations we impose on the payments that we will accept.

            - Investment Options - describes the special limitations we impose in the Investment Options we make available.

            - Life Expectancy Distributions - describes our special programs to provide minimum distribution amounts required under certain sections of The Code.

            - Settlement Phase - describes the special circumstances that will apply if a withdrawal reduces the Contract Value to zero.

            - Death Benefits - describes how these Riders affect the death benefits provided under your Contract.

            - Termination - describes when Guaranteed Principal Plus and Guaranteed Principal Plus for Life benefits end.

            - Fees for Guaranteed Principal Plus and Guaranteed Principal Plus for Life - provides further information on the fees we charge for these benefit.

You could elect Guaranteed Principal Plus or Guaranteed Principal Plus for Life (but not both) only at the time you purchased a Contract, provided:

            - the Rider was available for sale in the state where the Contract was sold;

            - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the respective Rider; and

            - you had not yet attained age 81 (Prior to February 13, 2006, we imposed this restriction on Qualified Contracts only).

We reserve the right to accept or refuse to issue either Guaranteed Principal Plus or Guaranteed Principal Plus for Life at our sole discretion. Once you elected Guaranteed Principal Plus or Guaranteed Principal Plus for Life, its effective date is the Contract Date and it is irrevocable. We charge an additional fee for these Riders and reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-Up" to equal the Contract Value (see "Fees For Guaranteed Principal Plus and Guaranteed Principal Plus for Life").

Effect of Withdrawals

We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

            -     the Contract Value immediately after the withdrawal; or

            - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. Under Guaranteed Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Age 65 Contract Anniversary if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Guaranteed Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distributions").

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals (including any applicable withdrawal charges) are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Guaranteed Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase"). The Guaranteed Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Fees for Guaranteed Principal Plus and Guaranteed Principal Plus for Life" and "Termination").

Under Guaranteed Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. Under Guaranteed Principal Plus for Life, if you take any withdrawals prior to the Contract Year in which the Covered Person attains age 65, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Age 65 Contract Anniversary without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Guaranteed Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase"). The Guaranteed Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Fees for Guaranteed Principal Plus and Guaranteed Principal Plus for Life" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, under Guaranteed Principal Plus for Life, Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount (under Guaranteed Principal Plus for Life) may reduce or eliminate future Lifetime Income Amount values.

Bonus Qualification and Effect

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during a Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the Bonus Period under Guaranteed Principal Plus is the first 5 Contract Years. The Bonus Period under Guaranteed Principal Plus for Life is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal Balance:

            - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Effect of Withdrawals" below); otherwise

            - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount to equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Under Guaranteed Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount (under Guaranteed Principal Plus for Life).

Step-up of Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount

RECALCULATION OF VALUES. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and, with respect to Guaranteed Principal Plus for Life, the Lifetime Income Amount. The recalculated Guaranteed Withdrawal Balance will equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 5% of the new Guaranteed Withdrawal Balance value and the recalculated Lifetime Income Amount will equal the greater of the current Lifetime Income Amount or 5% of the new Guaranteed Withdrawal Balance value.

STEP-UP DATES. Step-up Dates occur only while a Guaranteed Principal Plus or Guaranteed Principal Plus for Life Rider is in effect. Under Guaranteed Principal Plus and for Contracts issued with the Guaranteed Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Guaranteed Principal Plus for Life Rider on and after February 13, 2006 may, subject to state approval, contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, Step-up Dates under Guaranteed Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc) up to and including the 30th Contract Anniversary.

If you purchased a Guaranteed Principal Plus for Life Rider without the enhanced schedule, we may issue a special endorsement, in states where approved, after we have issued your Contract. This special endorsement to the Guaranteed Principal Plus for Life Rider will increase Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the initial schedule.

STEP-UPS UNDER GUARANTEED PRINCIPAL PLUS. Under Guaranteed Principal Plus, you may elect to increase ("Step-up") the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Guaranteed Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Guaranteed Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will continue to require an Owner to elect a Step-up within 30 days of the respective Step-up Date.

Each time a Step-up goes into effect, the Guaranteed Principal Plus fee will change to reflect the stepped-up Guaranteed Withdrawal Balance value. We also reserve the right to increase the rate of the Guaranteed Principal Plus fee, up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Fees For Guaranteed Principal Plus And Guaranteed Principal Plus For Life").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Guaranteed Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

STEP-UPS UNDER GUARANTEED PRINCIPAL PLUS FOR LIFE. We will automatically increase ("Step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee (see "Fees for Guaranteed Principal Plus and Guaranteed Principal Plus for Life"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Guaranteed Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fees for Guaranteed Principal Plus and Guaranteed Principal Plus for Life").

If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups under the schedule in effect for your Contract.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount (under Guaranteed Principal Plus for Life).

Additional Purchase Payments

EFFECT OF ADDITIONAL PURCHASE PAYMENTS. We will increase the total Guaranteed Withdrawal Balance by the amount of each additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million).

In addition, we will recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of: (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We will also recalculate the Lifetime Income Amount under Guaranteed Principal Plus for Life each time we accept an additional Purchase Payment after the Age 65 Anniversary Date.

We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the additional Purchase Payment.

Additional Purchase Payments, if accepted, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount (under Guaranteed Principal Plus for Life).

PURCHASE PAYMENT LIMITS, IN GENERAL. You must obtain our prior approval if the Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We do not permit additional Purchase Payments during a Contract's "settlement phase," as described below. Other limitations on additional payments may vary by state.

SPECIAL PURCHASE PAYMENT LIMITS ON "NON-QUALIFIED" CONTRACTS. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

            - on or after the first Contract Anniversary, without our prior approval, we will not accept an additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

SPECIAL PURCHASE PAYMENT LIMITS ON "QUALIFIED" CONTRACTS. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we impose additional limits on your ability to make Purchase Payments:

            - under Guaranteed Principal Plus for Life, we will not accept an additional Purchase Payment on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become age 65), without our prior approval, if your total payments after the first Contract Anniversary exceed $100,000;

              - under either Rider, we will only accept a Purchase Payment that qualifies as a "rollover contribution, for the year that you become age 70-1/2 and for any subsequent years, if your Contract is issued in connection with an IRA"; but

            - under either Rider, we will not accept any Purchase Payment after the oldest Owner becomes age 81.

            - on or after the first Contract Anniversary, without our prior approval, we will not accept an additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

We do not require you to obtain our prior approval for other Purchase Payments under Guaranteed Principal Plus, unless the Contract Value would exceed $1,000,000 following that Purchase Payment. You should consult with a qualified tax advisor for further information on tax rules affecting Qualified Contracts, including IRAs.

GENERAL RIGHT OF REFUSAL. WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT. We waive this right under Guaranteed Principal Plus for Life for additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elected to purchase a Guaranteed Principal Plus or Guaranteed Principal Plus for Life Rider, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased a Guaranteed Principal Plus or Guaranteed Principal Plus for Life Rider, we restrict the Investment Options available under your Contract. You must invest 100% of your Contract Value at all times only in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

If you are invested in a Model Allocation, you may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals"). We allocate subsequent Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all authorized distributors of the Contracts.

You should consult with your financial advisor to assist you in determining which available Investment Options are best suited for your financial needs and risk tolerance.

Available Individual Investment Options

If you purchased a Contract with a Guaranteed Principal Plus or Guaranteed Principal Plus for Life Rider, we restrict the Investment Options to which you may allocate your Contract Value. You may currently allocate Contract Value to Investment Options that invest in the following Funds:

JOHN HANCOCK TRUST LIFESTYLE INVESTMENT OPTIONS:

            -     American Asset Allocation Trust

            -     Franklin Templeton Founding Allocation Trust

            -     Lifestyle Growth Trust

            -     Lifestyle Balanced Trust

            -     Lifestyle Moderate Trust

            -     Lifestyle Conservative Trust

            -     Index Allocation Trust

            -     Money Market Trust B

DWS ASSET ALLOCATION INVESTMENT OPTIONS:

            -     DWS Income Allocation

            -     DWS Conservative Allocation

            -     DWS Moderate Allocation

            -     DWS Growth Allocation

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market B Investment Option or any available DCA Fixed Investment Option in connection with your selected Investment Options.

For more information regarding these Funds, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Funds, please see the "IV. General Information About Us, the Separate Accounts and The Funds" section of the Prospectus as well as the Fund's prospectus. You can obtain a prospectus containing more complete information on each of the Funds, by contacting the respective Annuities Service Center shown on the first page of the Prospectus. You should read the Fund's prospectus carefully before investing in the corresponding Investment Option.

Available Model Allocations

You may allocate your entire Contract Value to the available Model Allocation shown below, and you may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. You must, however, rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

AVAILABLE MODEL ALLOCATION FOR GUARANTEED PRINCIPAL PLUS AND GUARANTEED PRINCIPAL PLUS FOR LIFE. The currently available Model Allocation for any Contract issued with Guaranteed Principal Plus or with Guaranteed Principal Plus for Life is:

                                    MODEL ALLOCATION
     MODEL ALLOCATION NAME             PERCENTAGE               FUND NAME
-------------------------------     ----------------  ----------------------------
Fundamental Holdings of America           15%         American International Trust
                                          25%             American Growth Trust
                                          25%         American Growth-Income Trust
                                          35%              American Bond Trust

ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR GUARANTEED PRINCIPAL PLUS. If you purchased a Contract with Guaranteed Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Guaranteed Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations The following eight Model Allocations were available with Guaranteed Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Fund currently within the Model Allocation.

The Restricted Model Allocations are:

                                               Percentage of
           Model Allocation Name                Allocation                Fund Name
--------------------------------------------   -------------   -----------------------------
CONSERVATIVE INCOME STRATEGY (formerly, "Scudder Conservative Income Strategy"):
                                                  64.00%       DWS Core Fixed Income VIP
                                                  10.00%       Active Bond Trust
                                                   4.00%       500 Index Trust B
                                                   3.00%       International Value Trust
                                                   7.00%       Quantitative All Cap Trust
                                                   2.00%       Total Stock Market Index Trust
                                                   2.00%       500 Index Trust B
                                                   2.00%       Real Estate Securities Trust
                                                   1.00%       Quantitative Value Trust
                                                   1.00%       Global Trust
                                                   1.00%       International Equity Index
                                                   2.00%       Small Cap Index Trust
                                                   1.00%       Fundamental Value Trust

GROWTH STRATEGY (formerly, "Scudder Growth Strategy"):
                                                  14.00%       International Value Trust
                                                  23.00%       500 Index Trust B
                                                  18.00%       Quantitative All Cap Trust
                                                  11.00%       DWS Core Fixed Income VIP
                                                   8.00%       Fundamental Value Trust
                                                   5.00%       Total Stock Market Index Trust
                                                   4.00%       Real Estate Securities Trust
                                                   6.00%       Quantitative Value Trust
                                                   3.00%       Small Cap Index Trust
                                                   2.00%       Global Trust
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Small Cap Index Trust
                                                   2.00%       Active Bond Trust

GROWTH & INCOME STRATEGY (formerly, "Scudder Growth & Income Strategy"):
                                                  32.00%       DWS Core Fixed Income VIP
                                                  17.00%       500 Index Trust B
                                                   9.00%       International Value Trust
                                                  15.00%       Quantitative All Cap Trust
                                                   4.00%       Total Stock Market Index Trust
                                                   4.00%       Fundamental Value Trust
                                                   3.00%       Quantitative Value Trust
                                                   5.00%       Active Bond Trust
                                                   3.00%       Real Estate Securities Trust
                                                   2.00%       Global Trust
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Small Cap Index Trust
                                                   2.00%       Small Cap Index Trust

INCOME & GROWTH STRATEGY (formerly, "Scudder Income & Growth Strategy"):
                                                  46.00%       DWS Core Fixed Income VIP
                                                  11.00%       500 Index Trust B
                                                  11.00%       Quantitative All Cap Trust
                                                   6.00%       International Value Trust
                                                   4.00%       Active Bond Trust
                                                   3.00%       Total Stock Market Index Trust
                                                   3.00%       Active Bond Trust
                                                   3.00%       Fundamental Value Trust
                                                   2.00%       Quantitative Value
                                                   2.00%       Global Trust Series
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Real Estate Securities Trust
                                                   2.00%       Quantitative All Cap Trust
                                                   3.00%       Small Cap Index Trust

GROWTH FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  45.00%       500 Index Trust B
                                                  15.00%       Quantitative All Cap Trust

SECTOR FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  30.00%       Total Stock Market Index Trust
                                                  15.00%       Real Estate Securities Trust
                                                  15.00%       Quantitative All Cap Trust

US ALL-CAPITALIZATION:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  15.00%       500 Index Trust B
                                                  15.00%       Small Cap Index Trust
                                                  15.00%       Quantitative All Cap Trust
                                                  15.00%       Quantitative Mid Cap Trust

VALUE FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  15.00%       Quantitative Value Trust
                                                  15.00%       Fundamental Value Trust
                                                  30.00%       Quantitative All Cap Trust

None of the Model Allocations is a fund-of-funds. A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Funds referenced above. Your investment in the Funds will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Fund that we permit you to invest in through a Model Allocation, including information relating to that Fund's investment objectives, policies and restrictions, and the risks of investing in that Fund, please see "IV. General Information about Us, the Separate Accounts and the Funds," as well as the Fund's prospectus. You can obtain a Prospectus containing more complete information on each of the Funds by contacting the respective Annuities Service Center in this Prospectus. You should read the Fund's prospectus carefully before investing in the corresponding Investment Option.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the Contract.

We also reserve the right to limit the actual percentages you may allocate to certain Investment Options, to require that you choose certain Investment Options in conjunction with other Investment Options, to limit your ability to transfer between existing Investment Options and/or to require you to periodically rebalance existing variable Investment Accounts to the percentages we require.

UNDER GUARANTEED PRINCIPAL PLUS AND GUARANTEED PRINCIPAL PLUS FOR LIFE, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THE RESPECTIVE BENEFIT.

Life Expectancy Distributions - Guaranteed Principal Plus for Life

You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

            -     pursuant to Code Section 72(q)(2)(D) or Section
                  72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or

            - pursuant to Code Section 72(s)(2) upon the request of the Owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

            - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of The Code. We reserve the right to make any changes we deem necessary to comply with The Code and Treasury Regulations.

WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59-1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR FOR FURTHER INFORMATION.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Guaranteed Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

Life Expectancy Distributions - Guaranteed Principal Plus

The Company's Life Expectancy Amount for each year is equal to the greater of:

            - the Contract Value as of the applicable date divided by the Owner's Life Expectancy; or

            - the Guaranteed Withdrawal Balance as of applicable date divided by the Owner's Life Expectancy.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

The Life Expectancy Amount calculation provided under Guaranteed Principal Plus is based on the Company's understanding and interpretation of the requirements under tax law as of the date of this Prospectus applicable to Pre-59 -1/2 Distributions, Required

Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Guaranteed Principal Plus may not be sufficient to satisfy the requirements under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor prior to electing Guaranteed Principal Plus.

WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GUARANTEED WITHDRAWAL BALANCE ARE DEPLETED TO ZERO. IF YOUR CONTRACT INCLUDES GUARANTEED PRINCIPAL PLUS FOR LIFE, WE WILL MAKE CONTINUE TO MAKE DISTRIBUTIONS AS PART OF THE "SETTLEMENT PHASE," HOWEVER, IF THE LIFETIME INCOME AMOUNT IS GREATER THAN ZERO AND THE COVERED PERSON IS LIVING AT THAT TIME.

We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of The Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as excess withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Guaranteed Principal Plus for Life) the Lifetime Income Amount.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if your Contract includes Guaranteed Principal Plus for Life.

Settlement Phase

IN GENERAL. We automatically make settlement payments during the "settlement phase" under Guaranteed Principal Plus and Guaranteed Principal Plus for Life. Under Guaranteed Principal Plus, the "settlement phase" begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, but the withdrawal reduces the Contract Value to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Guaranteed Principal Plus for Life, the "settlement phase" begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the settlement phase under either Rider, your Contract will continue but all other rights and benefits under the Contract terminate, including death benefits and any additional Riders. We will not accept additional Purchase Payments and we will not deduct any charge for either benefit during the settlement phase. At the beginning of the settlement phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.

GUARANTEED PRINCIPAL PLUS SETTLEMENT PHASE. At the beginning of Guaranteed Principal Plus's settlement phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distributions"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Guaranteed Principal Plus's settlement phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Guaranteed Principal Plus continues (as described in "Effect of Payment of Death Benefit") and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Guaranteed Principal Plus's settlement phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

GUARANTEED PRINCIPAL PLUS FOR LIFE SETTLEMENT PHASE. At the beginning of Guaranteed Principal Plus for Life's settlement phase, the settlement payment amount we permit you to choose varies:

            - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the settlement phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Effect of Withdrawals").

            - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the settlement phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distributions"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

            - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the settlement phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

            - After the Age 65 Contract Anniversary, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Effect of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Death Benefits

DEATH BENEFITS BEFORE THE SETTLEMENT PHASE. If any Owner dies during the Accumulation Period but before the settlement phase, Guaranteed Principal Plus and Guaranteed Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum.

CONTINUATION OF GUARANTEED PRINCIPAL PLUS. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY IS:            THEN GUARANTEED PRINCIPAL PLUS:
------------------------------    ----------------------------------------------------------------------------------------------
1.  the Deceased Owners Spouse    Continues if the Guaranteed Withdrawal Balance is greater than zero.
                                  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to Step-up the Guaranteed Withdrawal Balance if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

                                  Enters the settlement phase if a withdrawal would deplete the Contract Value to zero, and the
                                  Guaranteed Withdrawal Balance is still greater than zero. (Death Benefit distributions will be treated as withdrawals. Some methods of Death Benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life
                                  Expectancy  Distributions.  In such cases, the Guaranteed  Withdrawal Balance may be automatically reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider.)

                                  Continues to impose the Guaranteed Principal Plus fee.

                                  Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date but the latest Step-up date will be no later than the
                                  30th Contract Anniversary after the Contract Date.

2.  Not the deceased Owners       Continues in the same manner as above, except that Guaranteed Principal Plus does not
spouse                            continue to be eligible for any remaining Bonuses and Step-ups, other than the initial
                                  Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the
                                  Guaranteed Withdrawal Balance prior to the death benefit.

CONTINUATION OF GUARANTEED PRINCIPAL PLUS FOR LIFE. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY  IS:           THEN
                                  GUARANTEED PRINCIPAL PLUS FOR LIFE:
------------------------------    -------------------------------------------------------------------------------------------
1. The deceased Owner's spouse    Does not continue with respect to the Lifetime Income Amount, but continues with respect
and the deceased Owner is the     to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal
Covered Person                    Balance is greater than zero. We will automatically Step-up the Guaranteed Withdrawal
                                  Balance to equal the initial death benefit we determine, if greater than the Guaranteed
                                  Withdrawal Balance prior to the death benefit.

                                  Enters the settlement phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                                  Continues to impose the Guaranteed Principal Plus for Life fee.

                                  Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the
                                  Guaranteed Principal Plus for Life fee at that time.

2.  Not the deceased Owner's      Continues in the same manner as 1., except that Guaranteed Principal Plus for Life does
spouse and the deceased Owner     not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial
is the Covered Person             Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the
                                  Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Guaranteed Principal Plus for Life fee at that time.

3.  The deceased Owner's          Continues in the same manner as 1., except that Guaranteed Principal Plus for Life
spouse  and the deceased Owner    continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime
is not the Covered Person         Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached age 65.

4.  Not the deceased Owner's      Continues in the same manner as 1., except that Guaranteed Principal Plus for Life
spouse and the deceased Owner     continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime
is not the Covered Person         Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached age 65.

                                  In this case, Guaranteed Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed
                                  Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal
                                  Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Guaranteed Principal
                                  Plus for Life fee at that time.

DEATH BENEFITS DURING THE SETTLEMENT PHASE. If you die during the settlement phase, the only death benefits we provide are the remaining settlement payments that may become due under the Guaranteed Principal Plus or Guaranteed Principal Plus for Life Rider. (Under the Guaranteed Principal Plus for Life Rider, however, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the settlement phase.) If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination

You may not terminate either the Guaranteed Principal Plus or the Guaranteed Principal Plus for Life Rider once it is in effect. The respective Rider terminates, automatically, however, upon the earliest of:

            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

            - under Guaranteed Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or

            - under Guaranteed Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

            - the Maturity Date under a Contract issued with Guaranteed Principal Plus; or

            - the date an Annuity Option begins under Guaranteed Principal Plus for Life; or

            -     termination of the Contract.

Fees for Guaranteed Principal Plus and Guaranteed Principal Plus for Life

We charge an additional annual fee on each Contract Anniversary for Guaranteed Principal Plus and Guaranteed Principal Plus for Life. The Guaranteed Principal Plus fee is equal to 0.30% and the Guaranteed Principal Plus for Life fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent Purchase Payments made during the Contract Year prior to the current Contract Anniversary. We withdraw the respective fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We do not deduct the fees during the settlement phase or after the Maturity Date once an Annuity Option under the Contract begins.

WE RESERVE THE RIGHT TO INCREASE THE FEES FOR GUARANTEED PRINCIPAL PLUS AND/OR GUARANTEED PRINCIPAL PLUS FOR LIFE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN ANY SUCH SITUATION, THE FEE WILL NEVER EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the Guaranteed Withdrawal Amount and (b) reduces the Contract Value to zero, we will deduct a pro rata share of the respective fee from the amount otherwise payable. We will determine the fee based on the Adjusted Guaranteed Withdrawal Balance. For purposes of determining the fee, we will deduct a pro rata share of the fee from the Contract Value on the date we determine the death benefit or after the Maturity Date once an Annuity Option under the Contract begins.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Guaranteed Principal Plus or Guaranteed Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the respective fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

THE ADDITION OF A GUARANTEED PRINCIPAL PLUS OR GUARANTEED PRINCIPAL PLUS FOR LIFE RIDER TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND, FOR GUARANTEED PRINCIPAL PLUS FOR LIFE, THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, THESE RIDERS LIMIT THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAIN AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES, AND PROVIDE NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED ELSEWHERE IN THE PROSPECTUS.

GUARANTEED PRINCIPAL PLUS AND GUARANTEED PRINCIPAL PLUS FOR LIFE EXAMPLES

We provide 3 examples on pages D-15 through D-16 that are hypothetical illustrations of the benefits provided under the Guaranteed Principal Plus optional benefit Rider. We provide 3 other examples on pages D-16 through D-17 that are hypothetical illustrations of the benefits provided under the Guaranteed Principal Plus for Life optional benefit Rider. None of these illustrations are representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Guaranteed Principal Plus - Examples

EXAMPLE 1. Assume a single purchase payment of $100,000, no additional purchase payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.

                                                                                          GUARANTEED
                                                                                      WITHDRAWAL BALANCE
                                          GUARANTEED                                     ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS     WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN    BONUS      ANNIVERSARY
-------------   -----------------     -----------------   ----------------    -----   ------------------
  At issue           100,000                                                              100,000(1)
      1                    0                 5,000(1)           5,000          0           95,000
      2                    0                 5,000              5,000(2)       0(3)        90,000(3)
      3                    0                 5,000              5,000          0           85,000
      4                    0                 5,000              5,000          0           80,000
      5                    0                 5,000              5,000          0           75,000
     10                    0                 5,000              5,000          0           50,000
     20                    0                 5,000              5,000          0                0(4)

----------
(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).

(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the rider will terminate.

EXAMPLE 2. Assume an initial purchase payment of $100,000, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.

                                      GUARANTEED WITHDRAWAL
                                      AMOUNT AFTER PURCHASE                                   GUARANTEED WITHDRAWAL BENEFIT
CONTRACT YEAR    PURCHASE PAYMENTS           PAYMENT          WITHDRAWAL TAKEN     BONUS        ON CONTRACT ANNIVERSARY
-------------    -----------------    ---------------------   ----------------     -----      -----------------------------
   At issue         100,000                                                                            100,000
      1                   0                    5,000                    0          5,000(1)            105,000(1)
      2              10,000(2)                 5,750(2)                 0          5,500               120,500
      3                   0                    6,025                6,025(3)           0(4)            114,475(3)
      4                   0                    6,025                    0          5,500               119,975
      5                   0                    6,025                    0          5,500               125,475

----------
(1) In this example, there is no withdrawal during the first contract year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total purchase payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 - $5,250).

(2) In this example, there is an additional purchase payment at the beginning of the second contract year. Prior to that purchase payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) =$5,750).

(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

(4)   No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3. Assume a single purchase payment of $100,000, no additional purchase payments are made, the owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a reset).

                            GUARANTEED                         HYPOTHETICAL
                            WITHDRAWAL                      CONTRACT VALUE ON
                           AMOUNT AFTER                          CONTRACT                 GUARANTEED WITHDRAWAL
               PURCHASE      PURCHASE                       ANNIVERSARY PRIOR TO           BALANCE ON CONTRACT
CONTRACT YEAR  PAYMENTS       PAYMENT    WITHDRAWAL TAKEN         FEE              BONUS       ANNIVERSARY
-------------  --------    ------------  ----------------   --------------------   -----  ----------------------
  At issue     100,000                                                                          100,000
      1              0        5,000           5,000            102,000              0            95,000
      2              0        5,000           5,000            103,828              0            90,000
      3              0        5,000           5,000            105,781(1)           0           105,781(1)
      4              0        5,289(2)        5,289             94,946              0           100,492
      5              0        5,289          10,000(3)          79,898(3)           0            79,898(3)

----------
(1) At the end of contract year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).

(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the contract value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

Guaranteed Principal Plus for Life- Examples

EXAMPLE 1. Assume a single Purchase Payment of $100,000 at Covered Person's age 55, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                                           GUARANTEED
                           GUARANTEED                                                   ITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL  LIFETIME INCOME                                    ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT        AMOUNT         WITHDRAWAL TAKEN    BONUS       ANNIVERSARY
-------------   --------   ----------  ---------------    ----------------   ---------  -----------------
  At issue      $100,000       N/A           N/A             $     0         $    0        $100,000(1)
      1                0     $5,000(1)       N/A                   0          5,000(2)      105,000(3)
      2                0      52503          N/A                   0          5,000         110,000
      3                0      5,500          N/A                   0          5,000         115,000
      4                0      5,750          N/A                   0          5,000         120,000
      5                0      6,000          N/A                   0          5,000         125,000
      6                0      6,250          N/A                   0          5,000         130,000
      7                0      6,500          N/A                   0          5,000         135,000
      8                0      6,750          N/A                   0          5,000         140,000
      9                0      7,000          N/A                   0          5,000         145,000
     10                0      7,250          N/A                   0          5,000         150,000
     11                0      7,500        $7,500(4)           7,500              0         142,500
     12                0      7,500         7,500              7,500              0         135,000
     13                0      7,500         7,500              7,500              0         127,500
     14                0      7,500         7,500              7,500              0         120,000
     15                0      7,500         7,500              7,500              0         112,500
     20                0      7,500         7,500              7,500              0          75,000
     25                0      7,500         7,500              7,500              0          37,500
     30                0      7,500         7,500              7,500              0               0
     31+               0          0         7,500              7,500              0               0

----------
(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).

(2) In this example, there is no withdrawal during the second contract year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total purchase payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 2. Assume an initial Purchase Payment of $100,000 at Covered Person's age 65, an additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years). Also assume that the Contract Value at the end of year 3 is less than the Guaranteed Withdrawal Balance so there is no Step-up.

                             GUARANTEED
                             WITHDRAWAL    LIFETIME INCOME                                    GUARANTEED
                            AMOUNT AFTER    AMOUNT AFTER                                   WITHDRAWAL BALANCE
                PURCHASE      PURCHASE        PURCHASE                                        ON CONTRACT
CONTRACT YEAR   PAYMENTS       PAYMENT         PAYMENT       WITHDRAWAL TAKEN     BONUS       ANNIVERSARY
-------------   --------    ------------   ---------------   ----------------    --------- ------------------
  At issue      $100,000         - -              N/A            $     0         $    0         $100,000
      1                0       $5,000          $5,000                  0          5,000          105,000
      2           10,000(1)     5,750(1)        5,750                  0          5,500(2)       120,500
      3                0        6,025           6,025              6,025(3)           0(4)       114,475(3)
      4                0        6,025           6,025                  0          5,500          119,975
      5                0        6,025           6,025                  0          5,500          125,475

----------
(1) In this example, there is an additional purchase payment at the beginning of the second Contract Year. Prior to that purchase payment the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).

(2) In this example, there is no withdrawal during the second contract year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total purchase payments to date (.05 x $110,000 = $5,500).

(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

(4)   No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3. Assume a single Purchase Payment of $100,000 at age 63, no additional Purchase Payments are made, the Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no Bonuses.

                          GUARANTEED                                        HYPOTHETICAL
                          WITHDRAWAL     LIFETIME                        CONTRACT VALUE ON       GUARANTEED
                         AMOUNT AFTER     INCOME                              CONTRACT       WITHDRAWAL BALANCE
               PURCHASE    PURCHASE    AMOUNT AFTER                      ANNIVERSARY PRIOR       ON CONTRACT
CONTRACT YEAR  PAYMENTS     PAYMENT      PURCHASE     WITHDRAWAL TAKEN      TO RIDER FEE         ANNIVERSARY
-------------  --------  ------------  ------------   ----------------   -----------------   ------------------
   At issue    $100,000    $  - -       $ - -            $  - -              $   - -               $100,000
      1               0     5,000         - -              5,000              102,000                95,000
      2               0     5,000         - -              5,000              103,828                90,000(1)
      3               0     5,000        4,500(1)          5,000              105,781(2)            105,781(2)
      4               0     5,289(3)     5,289(3)          5,289               94,946               100,492
      5               0     5,289        5,289            10,000(3)            79,898                79,898
      6               0     3,995(4)     3,995(4)

----------
(1) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that anniversary (.05 x $90,000 = $4,500). In this example, since withdrawals were taken prior to the age 65 Contract Anniversary, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

(2) At the end of contract year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(3) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).

(4) At the end of year 5, there is a withdrawal of $10,000 which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the contract value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the contract value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

         John Hancock USA
         Guaranteed Retirement Income Benefit II
         Guaranteed Retirement Income Benefit III

         John Hancock New York
         Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

            - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

            - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III Income Base Reductions: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

      Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

      Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

      Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with Guaranteed Retirement Income Benefit is that annuity benefits payable under Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER      ANNUAL FEE
------------------------------------------      ----------
Guaranteed Retirement Income Benefit II            0.45%
Guaranteed Retirement Income Benefit III           0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options"):

      -     Life Annuity with a 10-Year Period Certain;

      -     Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with the Guaranteed Retirement Income Benefit is that annuity benefits payable under the Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER          ANNUAL FEE
------------------------------------------          ----------
Guaranteed Retirement Income Benefit II                 0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

            - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
            -     the termination of the Contract for any reason; or

            -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

            -     Wealthmark ML3 Contracts with no optional benefit Riders;

            - Wealthmark ML3 Contracts with the Annual Step-up Death Benefit optional benefit Rider;

            - Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider;

            - Wealthmark ML3 Contracts with the Annual Step-up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.

Please note that Guaranteed Retirement Income Benefit II, Guaranteed Retirement Income Benefit III, Guaranteed Principal Plus, Guaranteed Principal Plus for Life and Accelerated Beneficiary Protection Death Benefit are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ML3

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

            ACCUMULATION UNIT VALUES- WEALTHMARK ML3 VARIABLE ANNUITY

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY, INVESCO VIF-UTILITIES FUND PORTFOLIO) -SERIES I SHARES (units first credited
9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year        $22.190552 $19.308088 $15.887461 $13.749481 $12.500000       --       --       --       --       --
Value at End of Year           27.386336  22.190552  19.308088  15.887461  13.749481       --       --       --       --       --
Wealthmark ML3 No. of Units       51,594     58,086     43,917     29,487        509       --       --       --       --       --
NYWealthmark ML3 No. of Units      8,683      9,575      9,210      6,681         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         22.154734  19.286540  15.877680  13.747885  12.500000       --       --       --       --       --
Value at End of Year           27.328514  22.154734  19.286540  15.877680  13.747885       --       --       --       --       --
Wealthmark ML3 No. of Units       12,023     26,382     21,166     24,167      1,823       --       --       --       --       --
NYWealthmark ML3 No. of Units     36,532     43,123     34,600     20,038         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         22.047642  19.222027  15.848371  13.743092  12.500000       --       --       --       --       --
Value at End of Year           27.155781  22.047642  19.222027  15.848371  13.743092       --       --       --       --       --
Wealthmark ML3 No. of Units       28,950     42,795     29,212     22,690         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         22.012076  19.200571  15.838617  13.741494  12.500000       --       --       --       --       --
Value at End of Year           27.098465  22.012076  19.200571  15.838617  13.741494       --       --       --       --       --
Wealthmark ML3 No. of Units        6,408      8,168      8,675      4,624         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         19.984421  17.457981  14.422808  12.500000         --       --       --       --       --       --
Value at End of Year           24.565526  19.984421  17.457981  14.422808         --       --       --       --       --       --
Wealthmark ML3 No. of Units        9,200     10,481      9,605      8,079         --       --       --       --       --       --

ALGER AMERICAN BALANCED PORTFOLIO -CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         16.308066  17.695994  14.946458  12.797948  12.500000       --       --       --       --       --
Value at End of Year           16.757390  16.308066  17.695994  14.946458  12.797948       --       --       --       --       --
Wealthmark ML3 No. of Units      260,329    368,707     92,140    288,197      7,280       --       --       --       --       --
NYWealthmark ML3 No. of Units     28,139     36,092      6,431     24,611         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         16.281712  17.676252  14.937246  12.796458  12.500000       --       --       --       --       --
Value at End of Year           16.721966  16.281712  17.676252  14.937246  12.796458       --       --       --       --       --
Wealthmark ML3 No. of Units       79,171    113,502     43,928    168,446     11,414       --       --       --       --       --
NYWealthmark ML3 No. of Units     87,717     98,839     35,475     77,986         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         16.203000  17.617102  14.909664  12.791987  12.500000       --       --       --       --       --
Value at End of Year           16.616250  16.203000  17.617102  14.909664  12.791987       --       --       --       --       --
Wealthmark ML3 No. of Units      147,685    190,620     56,850    142,331        229       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         16.176838  17.597434  14.900487  12.790498  12.500000       --       --       --       --       --
Value at End of Year           16.581152  16.176838  17.597434  14.900487  12.790498       --       --       --       --       --
Wealthmark ML3 No. of Units       25,041     29,220     10,811     25,601      1,820       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         14.986916  15.491503  13.845925  12.500000         --       --       --       --       --       --
Value at End of Year           15.338515  14.986916  15.491503  13.845925         --       --       --       --       --       --
Wealthmark ML3 No. of Units       38,167     33,273      6,362     26,539         --       --       --       --       --       --

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         19.871082  15.329011  16.673305  12.627840  12.500000       --       --       --       --       --
Value at End of Year           23.253042  19.871082  15.329011  16.673305  12.627840       --       --       --       --       --
Wealthmark ML3 No. of Units       72,594     74,521    380,100     47,255      3,904       --       --       --       --       --
NYWealthmark ML3 No. of Units      6,735      6,651     39,200      2,364         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year        $19.839027 $15.311881 $16.663049 $12.626368 $12.500000       --       --       --       --       --
Value at End of Year           23.203954  19.839027  15.311881  16.663049  12.626368       --       --       --       --       --
Wealthmark ML3 No. of Units       26,605     57,733    170,993     48,281      1,336       --       --       --       --       --
NYWealthmark ML3 No. of Units     45,024     32,285    131,252     21,455         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         19.743114  15.260644  16.632286  12.621953  12.500000       --       --       --       --       --
Value at End of Year           23.057263  19.743114  15.260644  16.632286  12.621953       --       --       --       --       --
Wealthmark ML3 No. of Units       50,662     57,644    218,711     36,084         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.711227  15.243608  16.622052  12.620485  12.500000       --       --       --       --       --
Value at End of Year           23.008554  19.711227  15.243608  16.622052  12.620485       --       --       --       --       --
Wealthmark ML3 No. of Units        6,497      5,158     32,732      4,927         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         17.326422  14.143465  14.654864  12.500000         --       --       --       --       --       --
Value at End of Year           20.194589  17.326422  14.143465  14.654864         --       --       --       --       --       --
Wealthmark ML3 No. of Units        7,599      5,770     34,866      4,922         --       --       --       --       --       --

CREDIT SUISSE TRUST-GLOBAL SMALL CAP (FORMERLY, CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO) -NAV SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         26.101108  22.845737  19.685474  13.553339  12.500000       --       --       --       --       --
Value at End of Year           29.065374  26.101108  22.845737  19.685474  13.553339       --       --       --       --       --
Wealthmark ML3 No. of Units       28,576     35,272     29,679     16,182         --       --       --       --       --       --
NYWealthmark ML3 No. of Units      1,587      2,595      2,517      1,714         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         26.058984  22.820243  19.673365  13.551769  12.500000       --       --       --       --       --
Value at End of Year           29.003996  26.058984  22.820243  19.673365  13.551769       --       --       --       --       --
Wealthmark ML3 No. of Units        8,838     20,027      6,544      7,350      1,615       --       --       --       --       --
NYWealthmark ML3 No. of Units      7,549      9,143      8,260      5,342         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         25.933056  22.743935  19.637083  13.547045  12.500000       --       --       --       --       --
Value at End of Year           28.820675  25.933056  22.743935  19.637083  13.547045       --       --       --       --       --
Wealthmark ML3 No. of Units       17,460     20,724     15,998      9,025         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         25.891202  22.718553  19.625010  13.545468  12.500000       --       --       --       --       --
Value at End of Year           28.759824  25.891202  22.718553  19.625010  13.545468       --       --       --       --       --
Wealthmark ML3 No. of Units          808      1,946        997      1,051         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         22.644064  19.899042  17.215287  12.500000         --       --       --       --       --       --
Value at End of Year           25.115304  22.644064  19.899042  17.215287         --       --       --       --       --       --
Wealthmark ML3 No. of Units        1,102      1,333      3,721      4,148         --       --       --       --       --       --

CREDIT SUISSE TRUST-EMERGING MARKETS PORTFOLIO (SCUDDER PRODUCTS ONLY) -NAV SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         28.988695  23.034941  18.745555  13.338013  12.500000       --       --       --       --       --
Value at End of Year           37.787518  28.988695  23.034941  18.745555  13.338013       --       --       --       --       --
Wealthmark ML3 No. of Units       94,989    108,536     89,794     41,627      1,415       --       --       --       --       --
NYWealthmark ML3 No. of Units      2,711      5,372      5,237      4,334         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         28.941907  23.009229  18.734018  13.336460  12.500000       --       --       --       --       --
Value at End of Year           37.707740  28.941907  23.009229  18.734018  13.336460       --       --       --       --       --
Wealthmark ML3 No. of Units       29,761     48,262     43,663     30,398      1,931       --       --       --       --       --
NYWealthmark ML3 No. of Units     33,244     48,759     37,824     17,461         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         28.802050  22.932281  18.699447  13.331808  12.500000       --       --       --       --       --
Value at End of Year           37.469443  28.802050  22.932281  18.699447  13.331808       --       --       --       --       --
Wealthmark ML3 No. of Units       63,775     82,873     68,804     41,011         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         28.755588  22.906689  18.687943  13.330249  12.500000       --       --       --       --       --
Value at End of Year           37.390359  28.755588  22.906689  18.687943  13.330249       --       --       --       --       --
Wealthmark ML3 No. of Units        6,246      8,025      9,152     11,128        189       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year        $27.215609 $21.712365 $17.740227 $12.500000         --       --       --       --       --       --
Value at End of Year           35.335062  27.215609  21.712365  17.740227         --       --       --       --       --       --
Wealthmark ML3 No. of Units       13,915     11,922     11,714      3,229         --       --       --       --       --       --

DREYFUS I.P. MIDCAP STOCK PORTFOLIOSERVICE SHARES (units first 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         21.547849  20.108509  17.897178  13.838308  12.500000       --       --       --       --       --
Value at End of Year           22.823080  21.547849  20.108509  17.897178  13.838308       --       --       --       --       --
Wealthmark ML3 No. of Units      283,950    361,351    371,746    204,190     12,405       --       --       --       --       --
NYWealthmark ML3 No. of Units     17,777     21,300     21,494      6,884         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         21.513056  20.086053  17.886154  13.836696  12.500000       --       --       --       --       --
Value at End of Year           22.774868  21.513056  20.086053  17.886154  13.836696       --       --       --       --       --
Wealthmark ML3 No. of Units      137,403    207,246    204,305    190,212      5,696       --       --       --       --       --
NYWealthmark ML3 No. of Units    105,765    133,225    128,546     85,434         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         21.409066  20.018865  17.853154  13.831872  12.500000       --       --       --       --       --
Value at End of Year           22.630891  21.409066  20.018865  17.853154  13.831872       --       --       --       --       --
Wealthmark ML3 No. of Units      172,284    208,076    204,728    109,344         74       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         21.374547  19.996540  17.842179  13.830261  12.500000       --       --       --       --       --
Value at End of Year           22.583149  21.374547  19.996540  17.842179  13.830261       --       --       --       --       --
Wealthmark ML3 No. of Units       14,722     27,561     26,678     24,688        666       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         18.386587  17.226952  15.394109  12.500000         --       --       --       --       --       --
Value at End of Year           19.397197  18.386587  17.226952  15.394109         --       --       --       --       --       --
Wealthmark ML3 No. of Units       39,969     43,018     41,759     38,052         --       --       --       --       --       --

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.SERVICE SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         18.033028  17.737606  17.022495  13.761587  12.500000       --       --       --       --       --
Value at End of Year           19.327700  18.033028  17.737606  17.022495  13.761587       --       --       --       --       --
Wealthmark ML3 No. of Units        6,278      6,086      5,922      5,792         --       --       --       --       --       --
NYWealthmark ML3 No. of Units      1,275      2,432      2,585      2,344         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         18.003934  17.717811  17.012020  13.759985  12.500000       --       --       --       --       --
Value at End of Year           19.286892  18.003934  17.717811  17.012020  13.759985       --       --       --       --       --
Wealthmark ML3 No. of Units       14,833     10,500     11,409     12,285      1,307       --       --       --       --       --
NYWealthmark ML3 No. of Units      8,266      9,384     16,936      6,583         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         17.916857  17.658505  16.980607  13.755178  12.500000       --       --       --       --       --
Value at End of Year           19.164906  17.916857  17.658505  16.980607  13.755178       --       --       --       --       --
Wealthmark ML3 No. of Units       19,606     21,804     22,969     20,277         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         17.887943  17.638805  16.970165  13.753582  12.500000       --       --       --       --       --
Value at End of Year           19.124445  17.887943  17.638805  16.970165  13.753582       --       --       --       --       --
Wealthmark ML3 No. of Units        1,067      1,099      1,099        597         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         15.429405  15.237283  14.681750  12.500000         --       --       --       --       --       --
Value at End of Year           16.471305  15.429405  15.237283  14.681750         --       --       --       --       --       --
Wealthmark ML3 No. of Units        2,508      2,584      2,624      1,433         --       --       --       --       --       --

DWS BALANCED VIP (FORMERLY, SCUDDER TOTAL RETURN PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         16.296307  15.944734  15.240750  13.180398  12.500000       --                --       --       --
Value at End of Year           17.604880  16.296307  15.944734  15.240750  13.180398       --                --       --       --
Wealthmark ML3 No. of Units      169,735    211,422    263,064    178,292      8,885       --                --       --       --
NYWealthmark ML3 No. of Units     16,507     20,587     26,918     72,857         --       --                --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year        $16.270016 $15.926938 $15.231369 $13.178863 $12.500000       --       --       --       --       --
Value at End of Year           17.567711  16.270016  15.926938  15.231369  13.178863       --       --       --       --       --
Wealthmark ML3 No. of Units       95,835    142,192    164,470    157,021     25,560       --       --       --       --       --
NYWealthmark ML3 No. of Units     66,383     78,444     70,192     52,463         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         16.191319  15.873631  15.203245  13.174261  12.500000       --       --       --       --       --
Value at End of Year           17.456618  16.191319  15.873631  15.203245  13.174261       --       --       --       --       --
Wealthmark ML3 No. of Units       89,824    121,829    134,532     98,704         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         16.165171  15.855896  15.193872  13.172728  12.500000       --       --       --       --       --
Value at End of Year           17.419735  16.165171  15.855896  15.193872  13.172728       --       --       --       --       --
Wealthmark ML3 No. of Units       45,558     52,490     60,853     42,982      5,510       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         14.576573  14.319098  13.741888  12.500000         --       --       --       --       --       --
Value at End of Year           15.684367  14.576573  14.319098  13.741888         --       --       --       --       --       --
Wealthmark ML3 No. of Units       31,912     32,609     43,671     36,506         --       --       --       --       --       --

DWS BLUE CHIP VIP (FORMERLY, SCUDDER BLUE CHIP PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         20.604689  19.097553  16.802492  13.475342  12.500000       --       --       --       --       --
Value at End of Year           23.346352  20.604689  19.097553  16.802492  13.475342       --       --       --       --       --
Wealthmark ML3 No. of Units      226,012    249,612    258,874    110,482      5,238       --       --       --       --       --
NYWealthmark ML3 No. of Units     37,170     47,550     49,637     24,103         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         20.571437  19.076241  16.792152  13.473780  12.500000       --       --       --       --       --
Value at End of Year           23.297065  20.571437  19.076241  16.792152  13.473780       --       --       --       --       --
Wealthmark ML3 No. of Units       44,162     88,045     90,235     77,659      2,598       --       --       --       --       --
NYWealthmark ML3 No. of Units     75,188     95,205     98,946     58,217         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         20.471992  19.012435  16.761158  13.469073  12.500000       --       --       --       --       --
Value at End of Year           23.149804  20.471992  19.012435  16.761158  13.469073       --       --       --       --       --
Wealthmark ML3 No. of Units      193,596    216,795    180,119     74,026        149       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         20.438928  18.991197  16.750839  14.717109  12.500000       --       --       --       --       --
Value at End of Year           23.100891  20.438928  18.991197  16.750839  13.467503       --       --       --       --       --
Wealthmark ML3 No. of Units       28,990     33,878     33,066     21,653         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         18.251404  16.983992  15.002953  12.500000         --       --       --       --       --       --
Value at End of Year           20.597635  18.251404  16.983992  15.002953         --       --       --       --       --       --
Wealthmark ML3 No. of Units       30,227     30,527     31,439     21,845         --       --       --       --       --       --

DWS BOND VIP (FORMERLY, SVS BOND PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
Value at Start of Year         12.525729  12.500000         --         --         --       --       --       --       --       --
Value at End of Year           12.854269  12.525729         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       17,520      2,217         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units        863         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.521580  12.500000         --         --         --       --       --       --       --       --
Value at End of Year           12.843607  12.521580         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     32,689     10,122         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.509144  12.500000         --         --         --       --       --       --       --       --
Value at End of Year           12.811677  12.509144         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units        6,609      6,111         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         12.504990         --         --         --         --       --       --       --       --       --
Value at End of Year           12.769187         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units          752         --         --         --         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS CAPITAL GROWTH VIP (FORMERLY, SCUDDER CAPITAL GROWTH PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year        $19.202076 $17.989187 $17.004404 $13.664030 $12.500000       --       --       --       --       --
Value at End of Year           20.432019  19.202076  17.989187  17.004404  13.664030       --       --       --       --       --
Wealthmark ML3 No. of Units      797,758    652,355    203,532    104,484      3,571       --       --       --       --       --
NYWealthmark ML3 No. of Units     84,880     52,673     14,987      6,422         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.171079  17.969098  16.993933  13.662440  12.500000       --       --       --       --       --
Value at End of Year           20.388882  19.171079  17.969098  16.993933  13.662440       --       --       --       --       --
Wealthmark ML3 No. of Units      215,656    208,823     85,675     80,902      4,372       --       --       --       --       --
NYWealthmark ML3 No. of Units    162,624    130,128     46,507     29,790         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         19.078380  17.908975  16.962566  13.657668  12.500000       --       --       --       --       --
Value at End of Year           20.259953  19.078380  17.908975  16.962566  13.657668       --       --       --       --       --
Wealthmark ML3 No. of Units      587,632    436,457    102,830     50,669         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.047597  17.888988  16.952127  13.656079  12.500000       --       --       --       --       --
Value at End of Year           20.217184  19.047597  17.888988  16.952127  13.656079       --       --       --       --       --
Wealthmark ML3 No. of Units       70,676     44,171     16,100     15,682         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.283035  15.315471  14.535228  12.500000         --       --       --       --       --       --
Value at End of Year           17.257023  16.283035  15.315471  14.535228         --       --       --       --       --       --
Wealthmark ML3 No. of Units      139,646     56,918     20,395     10,952         --       --       --       --       --       --

DWS CONSERVATIVE ALLOCATION VIP (FORMERLY, SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) -CLASS B SHARES (units first credited
8-16-2004)

Contracts with no Optional Benefits
Value at Start of Year         13.596594  13.242763  12.500000         --         --       --       --       --       --       --
Value at End of Year           14.552866  13.596594  13.242763         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      650,881    659,423    199,338         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     68,738     46,225      1,357         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         13.587284  13.240279  12.500000         --         --       --       --       --       --       --
Value at End of Year           14.535663  13.587284  13.240279         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       17,308         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units    177,499    146,982     54,506         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         13.559333  13.232832  12.500000         --         --       --       --       --       --       --
Value at End of Year           14.484068  13.559333  13.232832         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      554,725    460,756     93,811         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         13.550036  13.230348  12.500000         --         --       --       --       --       --       --
Value at End of Year           14.466922  13.550036  13.230348         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units        1,454         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         13.522177  13.222909  12.500000         --         --       --       --       --       --       --
Value at End of Year           14.415611  13.522177  13.222909         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       33,017     32,776     16,835         --         --       --       --       --       --       --

DWS CORE FIXED INCOME VIP (FORMERLY, SCUDDER FIXED INCOME PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         13.375810  13.350525  13.038355  12.653080  12.500000       --       --       --       --       --
Value at End of Year           13.669886  13.375810  13.350525  13.038355  12.653080       --       --       --       --       --
Wealthmark ML3 No. of Units    1,163,963  1,339,463  1,340,821    629,858     15,344       --       --       --       --       --
NYWealthmark ML3 No. of Units     91,565     73,130     71,271     62,200         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         13.354221  13.335619  13.030324  12.651613  12.500000       --       --       --       --       --
Value at End of Year           13.641014  13.354221  13.335619  13.030324  12.651613       --       --       --       --       --
Wealthmark ML3 No. of Units      303,397    469,960    491,816    501,320     29,070       --       --       --       --       --
NYWealthmark ML3 No. of Units    245,062    272,901    274,889    139,561         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year        $13.289591 $13.290954 $13.006236 $12.647192 $12.500000       --       --       --       --       --
Value at End of Year           13.554708  13.289591  13.290954  13.006236  12.647192       --       --       --       --       --
Wealthmark ML3 No. of Units      657,721    704,236    671,242     63,531         81       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         13.268137  13.276119  12.998224  12.645718  12.500000       --       --       --       --       --
Value at End of Year           13.526076  13.268137  13.276119  12.998224  12.645718       --       --       --       --       --
Wealthmark ML3 No. of Units      204,208    208,866    203,422    150,022      1,643       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         12.836449  12.863403  12.613118  12.500000         --       --       --       --       --       --
Value at End of Year           13.066441  12.836449  12.863403  12.613118         --       --       --       --       --       --
Wealthmark ML3 No. of Units       98,488     94,579     94,161     43,047         --       --       --       --       --       --

DWS DAVIS VENTURE VALUE VIP (FORMERLY, SVS DAVIS VENTURE VALUE PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         21.127700  19.663551  17.942923  14.094759  12.500000       --       --       --       --       --
Value at End of Year           23.763380  21.127700  19.663551  17.942923  14.094759       --       --       --       --       --
Wealthmark ML3 No. of Units      473,098    533,255    542,866    255,072      7,278       --       --       --       --       --
NYWealthmark ML3 No. of Units     53,458     60,398     57,154     28,434         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         21.093602  19.641591  17.931869  14.093117  12.500000       --       --       --       --       --
Value at End of Year           23.713207  21.093602  19.641591  17.931869  14.093117       --       --       --       --       --
Wealthmark ML3 No. of Units      173,039    233,377    234,717    213,631      8,692       --       --       --       --       --
NYWealthmark ML3 No. of Units    185,585    223,402    206,311     95,807         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         20.991640  19.575887  17.898785  14.088206  12.500000       --       --       --       --       --
Value at End of Year           23.563318  20.991640  19.575887  17.898785  14.088206       --       --       --       --       --
Wealthmark ML3 No. of Units      290,857    357,567    345,565    158,768         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         20.957754  19.554040  17.887773  14.086566  12.500000       --       --       --       --       --
Value at End of Year           23.513560  20.957754  19.554040  17.887773  14.086566       --       --       --       --       --
Wealthmark ML3 No. of Units       30,019     34,357     34,313     35,136        422       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         17.903461  16.729316  15.326777  12.500000         --       --       --       --       --       --
Value at End of Year           20.056782  17.903461  16.729316  15.326777         --       --       --       --       --       --
Wealthmark ML3 No. of Units       61,196     63,245     63,755     32,030         --       --       --       --       --       --

DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY, SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY
VIP EFF 9-15-2006)
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --  20.119580  18.345784  14.602147  12.500000       --       --       --       --       --
Value at End of Year                  --  19.700685  20.119580  18.345784  14.602147       --       --       --       --       --
Wealthmark ML3 No. of Units           --    127,484    126,618     55,303      6,278       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     12,730     13,197      9,732         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  20.097117  18.334497  14.600449  12.500000       --       --       --       --       --
Value at End of Year                  --  19.668881  20.097117  18.334497  14.600449       --       --       --       --       --
Wealthmark ML3 No. of Units           --     69,777     80,552     83,453      5,063       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     57,332     49,030     27,421         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --  20.029882  18.300655  14.595358  12.500000       --       --       --       --       --
Value at End of Year                  --  19.573778  20.029882  18.300655  14.595358       --       --       --       --       --
Wealthmark ML3 No. of Units           --     78,245     83,371     50,453         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --  20.007532  18.289396  14.593659  12.500000       --       --       --       --       --
Value at End of Year                  --  19.542198  20.007532  18.289396  14.593659       --       --       --       --       --
Wealthmark ML3 No. of Units           --     13,346     12,188      7,210        496       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  15.853784  14.514166  12.500000         --       --       --       --       --       --
Value at End of Year                  --  15.461920  15.853784  14.514166         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --      7,574     13,071     12,376         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY, SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) -CLASS B SHARES (units first credited
9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year        $22.268262 $21.055478 $18.839379 $14.566380 $12.500000       --       --       --       --       --
Value at End of Year           25.893923  22.268262  21.055478  18.839379  14.566380       --       --       --       --       --
Wealthmark ML3 No. of Units    1,064,597    908,978    908,361    517,412     30,795       --       --       --       --       --
NYWealthmark ML3 No. of Units     82,888     62,910     50,619     31,935         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         22.232311  21.031961  18.827775  14.564687  12.500000       --       --       --       --       --
Value at End of Year           25.839227  22.232311  21.031961  18.827775  14.564687       --       --       --       --       --
Wealthmark ML3 No. of Units      444,834    528,058    517,778    515,075     19,424       --       --       --       --       --
NYWealthmark ML3 No. of Units    274,838    200,184    179,443     97,274         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         22.124863  20.961633  18.793042  14.559609  12.500000       --       --       --       --       --
Value at End of Year           25.675919  22.124863  20.961633  18.793042  14.559609       --       --       --       --       --
Wealthmark ML3 No. of Units      680,120    540,654    555,787    300,122        139       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         22.089150  20.938239  18.781491  14.557921  12.500000       --       --       --       --       --
Value at End of Year           25.621698  22.089150  20.938239  18.781491  14.557921       --       --       --       --       --
Wealthmark ML3 No. of Units      201,578    198,992    199,812    182,964      4,434       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         18.462238  17.526483  15.744807  12.500000         --       --       --       --       --       --
Value at End of Year           21.382773  18.462238  17.526483  15.744807         --       --       --       --       --       --
Wealthmark ML3 No. of Units      148,920    120,973    112,444     73,073         --       --       --       --       --       --

DWS DREMAN SMALL CAP VALUE VIP (FORMERLY, SVS DREMAN SMALL CAP VALUE PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         25.352160  23.476362  19.014587  13.646946  12.500000       --       --                --       --
Value at End of Year           31.071304  25.352160  23.476362  19.014587  13.646946       --       --                --       --
Wealthmark ML3 No. of Units      353,528    427,757    443,462    250,468     19,492       --       --                --       --
NYWealthmark ML3 No. of Units     26,206     30,903     29,719     14,511         --       --       --                --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         25.311219  23.450134  19.002865  13.645356  12.500000       --       --                --       --
Value at End of Year           31.005669  25.311219  23.450134  19.002865  13.645356       --       --                --       --
Wealthmark ML3 No. of Units      169,578    300,996    289,488    255,377     11,420       --       --                --       --
NYWealthmark ML3 No. of Units     86,341    113,906    111,741     58,615         --       --       --                --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         25.188897  23.371730  18.967820  13.640594  12.500000       --       --                --       --
Value at End of Year           30.809723  25.188897  23.371730  18.967820  13.640594       --       --                --       --
Wealthmark ML3 No. of Units      238,845    285,639    266,611    137,071         38       --       --                --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         25.148251  23.345640  18.956153  13.639007  12.500000       --       --                --       --
Value at End of Year           30.744675  25.148251  23.345640  18.956153  13.639007       --       --                --       --
Wealthmark ML3 No. of Units       49,449     61,426     65,553     64,722      3,025       --       --                --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         21.845633  20.310102  16.516165  12.500000         --       --       --                --       --
Value at End of Year           26.667189  21.845633  20.310102  16.516165         --       --       --                --       --
Wealthmark ML3 No. of Units       61,803     66,655     61,601     35,776         --       --       --                --       --

DWS EQUITY 500 INDEX VIP (FORMERLY, SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
Value at Start of Year         19.489590  12.500000         --         --         --       --       --                --       --
Value at End of Year           22.086438  19.489590         --         --         --       --       --                --       --
Wealthmark ML3 No. of Units      346,979    448,901         --         --         --       --       --                --       --
NYWealthmark ML3 No. of Units     28,006     63,809         --         --         --       --       --                --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.458124  12.500000         --         --         --       --       --                --       --
Value at End of Year           22.039777  19.458124         --         --         --       --       --                --       --
Wealthmark ML3 No. of Units      181,305    211,698         --         --         --       --       --                --       --
NYWealthmark ML3 No. of Units    202,741    232,276         --         --         --       --       --                --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year        $19.364052 $12.500000         --         --         --       --       --       --       --       --
Value at End of Year           21.900460  19.364052         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      217,280    198,500         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.332798  12.500000         --         --         --       --       --       --       --       --
Value at End of Year           21.854207  19.332798         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       88,380    106,118         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.385842  12.500000         --         --         --       --       --       --       --       --
Value at End of Year           18.495223  16.385842         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       66,282     76,440         --         --         --       --       --       --       --       --

DWS GLOBAL OPPORTUNITIES VIP (FORMERLY, SCUDDER GLOBAL DISCOVERY PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         29.478783  25.382831  20.959795  14.323107  12.500000       --       --       --       --       --
Value at End of Year           35.342299  29.478783  25.382831  20.959795  14.323107       --       --       --       --       --
Wealthmark ML3 No. of Units      130,357    141,483    125,402     48,061      1,397       --       --       --       --       --
NYWealthmark ML3 No. of Units      6,166      6,020      6,468      3,304         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         29.431225  25.354506  20.946907  14.321443  12.500000       --       --       --       --       --
Value at End of Year           35.267686  29.431225  25.354506  20.946907  14.321443       --       --       --       --       --
Wealthmark ML3 No. of Units       38,461     58,308     36,969     36,537      3,797       --       --       --       --       --
NYWealthmark ML3 No. of Units      3,223     39,558     24,758     11,343         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         29.288984  25.269717  20.908264  14.316452  12.500000       --       --       --       --       --
Value at End of Year           35.044782  29.288984  25.269717  20.908264  14.316452       --       --       --       --       --
Wealthmark ML3 No. of Units       62,189     70,299     52,156     23,743         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         29.241717  25.241513  20.895405  14.314791  12.500000       --       --       --       --       --
Value at End of Year           34.970786  29.241717  25.241513  20.895405  14.314791       --       --       --       --       --
Wealthmark ML3 No. of Units       34,087     37,857     37,368     34,209         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         23.866956  20.632821  17.105940  12.500000         --       --       --       --       --       --
Value at End of Year           28.500333  23.866956  20.632821  17.105940         --       --       --       --       --       --
Wealthmark ML3 No. of Units       20,135     22,214     20,638     15,023         --       --       --       --       --       --

DWS GLOBAL THEMATIC VIP (FORMERLY, SCUDDER GLOBAL BLUE CHIP PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         23.409063  19.426902  17.275013  13.617940  12.500000       --       --       --       --       --
Value at End of Year           29.855028  23.409063  19.426902  17.275013  13.617940       --       --       --       --       --
Wealthmark ML3 No. of Units       82,513     93,386     82,174     52,696        690       --       --       --       --       --
NYWealthmark ML3 No. of Units     12,756     20,000     20,663     12,509         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         23.371291  19.405219  17.264383  13.616358  12.500000       --       --       --       --       --
Value at End of Year           29.791999  23.371291  19.405219  17.264383  13.616358       --       --       --       --       --
Wealthmark ML3 No. of Units       40,299     49,463     39,657     39,728      1,208       --       --       --       --       --
NYWealthmark ML3 No. of Units     24,460     49,087     21,540     15,610         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         23.258313  19.340299  17.232515  13.611606  12.500000       --       --       --       --       --
Value at End of Year           29.603695  23.258313  19.340299  17.232515  13.611606       --       --       --       --       --
Wealthmark ML3 No. of Units       52,772     53,259     42,511     21,767         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         23.220774  19.318708  17.221904  13.610021  12.500000       --       --       --       --       --
Value at End of Year           29.541188  23.220774  19.318708  17.221904  13.610021       --       --       --       --       --
Wealthmark ML3 No. of Units        6,338      6,928      8,144      7,338         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         21.324683  17.767782  15.863150  12.500000         --       --       --       --       --       --
Value at End of Year           27.088478  21.324683  17.767782  15.863150         --       --       --       --       --       --
Wealthmark ML3 No. of Units        8,458      8,466      6,033      4,222         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY, SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year        $12.913340 $12.840019 $12.630000 $12.609447 $12.500000       --       --       --       --       --
Value at End of Year           13.177862  12.913340  12.840019  12.630000  12.609447       --       --       --       --       --
Wealthmark ML3 No. of Units      389,787  1,194,306  1,236,916    613,208     54,665       --       --       --       --       --
NYWealthmark ML3 No. of Units     19,928     38,215     34,689     21,177         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.892480  12.825671  12.622215  12.607976  12.500000       --       --       --       --       --
Value at End of Year           13.150020  12.892480  12.825671  12.622215  12.607976       --       --       --       --       --
Wealthmark ML3 No. of Units      182,516    285,666    313,687    426,963     46,033       --       --       --       --       --
NYWealthmark ML3 No. of Units     77,756     96,255     99,313     77,214         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.830117  12.782733  12.598887  12.603573  12.500000       --       --       --       --       --
Value at End of Year           13.066838  12.830117  12.782733  12.598887  12.603573       --       --       --       --       --
Wealthmark ML3 No. of Units      146,221    191,099    223,548    161,818      8,466       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         12.809374  12.768438  12.591122  12.602109  12.500000       --       --       --       --       --
Value at End of Year           13.039216  12.809374  12.768438  12.591122  12.602109       --       --       --       --       --
Wealthmark ML3 No. of Units       51,898     65,757     70,453     81,841      6,170       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         12.619733  12.598247  12.441999  12.500000         --       --       --       --       --       --
Value at End of Year           12.826969  12.619733  12.598247  12.441999         --       --       --       --       --       --
Wealthmark ML3 No. of Units       44,605     48,609     42,959     63,586         --       --       --       --       --       --

DWS GROWTH & INCOME VIP (FORMERLY, SCUDDER GROWTH AND INCOME PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         19.105866  18.369714  17.012338  13.666929  12.500000       --       --       --       --       --
Value at End of Year           21.290015  19.105866  18.369714  17.012338  13.666929       --       --       --       --       --
Wealthmark ML3 No. of Units      254,047    288,561    215,234     89,983      4,539       --       --       --       --       --
NYWealthmark ML3 No. of Units     20,617     22,319     33,157      9,182         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.075024  18.349213  17.001872  13.665335  12.500000       --       --       --       --       --
Value at End of Year           21.245050  19.075024  18.349213  17.001872  13.665335       --       --       --       --       --
Wealthmark ML3 No. of Units      123,205    157,919     81,146     73,891      6,457       --       --       --       --       --
NYWealthmark ML3 No. of Units     90,119     91,715     73,935     27,906         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         18.982819  18.287843  16.970493  13.660571  12.500000       --       --       --       --       --
Value at End of Year           21.110762  18.982819  18.287843  16.970493  13.660571       --       --       --       --       --
Wealthmark ML3 No. of Units      164,942    171,714    119,873     38,618        145       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         18.952177  18.267412  16.960034  13.658976  12.500000       --       --       --       --       --
Value at End of Year           21.066170  18.952177  18.267412  16.960034  13.658976       --       --       --       --       --
Wealthmark ML3 No. of Units       56,234     64,740     12,479     12,381         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.345530  15.778530  14.671334  12.500000         --       --       --       --       --       --
Value at End of Year           18.141621  16.345530  15.778530  14.671334         --       --       --       --       --       --
Wealthmark ML3 No. of Units       42,071     41,765     34,892     28,496         --       --       --       --       --       --

DWS GROWTH ALLOCATION VIP (FORMERLY, SCUDDER GROWTH STRATEGY PORTFOLIO) -CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
Value at Start of Year         14.289924  13.702437  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.836512  14.289924  13.702437         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units    2,770,704  2,995,589    549,614         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units    248,357    211,262     41,752         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         14.280125  13.699866  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.817775  14.280125  13.699866         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       15,254     30,881     13,412         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units    607,275    634,841    196,782         --         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year        $14.250751 $13.692158 $12.500000         --         --       --       --       --       --       --
Value at End of Year           15.761628  14.250751  13.692158         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units    2,386,881  2,878,052    851,901         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         14.240979  13.689588  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.742981  14.240979  13.689588         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units        5,468      7,367         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         14.211708  13.681896  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.687136  14.211708  13.681896         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       95,492     95,771     29,365         --         --       --       --       --       --       --

DWS HEALTH CARE VIP (FORMERLY, SCUDDER HEALTH SCIENCES PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         19.479041  18.325125  17.066587  13.024572  12.500000       --       --       --       --       --
Value at End of Year           20.267019  19.479041  18.325125  17.066587  13.024572       --       --       --       --       --
Wealthmark ML3 No. of Units       95,647    119,727    132,572     72,017      5,869       --       --       --       --       --
NYWealthmark ML3 No. of Units     14,895     17,983     17,733     11,693         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.447585  18.304664  17.056079  13.023056  12.500000       --       --       --       --       --
Value at End of Year           20.224204  19.447585  18.304664  17.056079  13.023056       --       --       --       --       --
Wealthmark ML3 No. of Units       41,673     77,854     84,919     78,571      4,413       --       --       --       --       --
NYWealthmark ML3 No. of Units     69,791     80,140     70,620     45,296         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         19.353561  18.243427  17.024611  13.018514  12.500000       --       --       --       --       --
Value at End of Year           20.096327  19.353561  18.243427  17.024611  13.018514       --       --       --       --       --
Wealthmark ML3 No. of Units       83,088     90,519    104,436     51,011         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.322303  18.223050  17.014119  13.016994  12.500000       --       --       --       --       --
Value at End of Year           20.053864  19.322303  18.223050  17.014119  13.016994       --       --       --       --       --
Wealthmark ML3 No. of Units       12,321     20,471     22,627     13,878        559       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.815387  15.882498  14.851180  12.500000         --       --       --       --       --       --
Value at End of Year           17.425939  16.815387  15.882498  14.851180         --       --       --       --       --       --
Wealthmark ML3 No. of Units       13,139     15,398     21,072     20,249         --       --       --       --       --       --

DWS HIGH INCOME VIP (FORMERLY, SCUDDER HIGH INCOME PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         18.183705  17.875211  16.214878  13.278660  12.500000       --       --       --       --       --
Value at End of Year           19.695884  18.183705  17.875211  16.214878  13.278660       --       --       --       --       --
Wealthmark ML3 No. of Units      404,615    532,529    618,499    509,453     14,158       --       --       --       --       --
NYWealthmark ML3 No. of Units     19,310      2,384     31,347     16,706         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         18.154357  17.855269  16.204901  13.277116  12.500000       --       --       --       --       --
Value at End of Year           19.654304  18.154357  17.855269  16.204901  13.277116       --       --       --       --       --
Wealthmark ML3 No. of Units      157,439    227,019    293,153    305,817     27,805       --       --       --       --       --
NYWealthmark ML3 No. of Units     93,474    110,349    139,187     82,546         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         18.066554  17.795511  16.174982  13.272482  12.500000       --       --       --       --       --
Value at End of Year           19.530005  18.066554  17.795511  16.174982  13.272482       --       --       --       --       --
Wealthmark ML3 No. of Units      231,967    266,362    154,093    198,132         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         18.037392  17.775650  16.165026  13.270938  12.500000       --       --       --       --       --
Value at End of Year           19.488758  18.037392  17.775650  16.165026  13.270938       --       --       --       --       --
Wealthmark ML3 No. of Units       58,770     63,910     66,331     55,532        832       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         15.343766  15.143753  13.792324  12.500000         --       --       --       --       --       --
Value at End of Year           16.553622  15.343766  15.143753  13.792324         --       --       --       --       --       --
Wealthmark ML3 No. of Units       62,848     64,500     84,668     62,990         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS INCOME ALLOCATION VIP (FORMERLY, SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION VIP
EFF 9-15-2006)
CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
Value at Start of Year                -- $13.031564 $12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  13.271571  13.031564         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --    106,688     28,399         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     26,228         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  13.029123  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  13.262468  13.029123         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     18,029         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     26,391         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --  13.021790  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  13.235200  13.021790         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --    104,639      6,918         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --         --  13.019344         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  13.012018  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  13.198909  13.012018         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --      2,942         --         --         --       --       --       --       --       --

DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY, SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         22.409959  19.984631  17.242201  13.543828  12.500000       --       --       --       --       --
Value at End of Year           27.567841  22.409959  19.984631  17.242201  13.543828       --       --       --       --       --
Wealthmark ML3 No. of Units      268,086    308,800    311,334    140,781      5,208       --       --       --       --       --
NYWealthmark ML3 No. of Units     21,432     42,169     23,410     10,380         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         22.373781  19.962315  17.231578  13.542248  12.500000       --       --       --       --       --
Value at End of Year           27.509626  22.373781  19.962315  17.231578  13.542248       --       --       --       --       --
Wealthmark ML3 No. of Units      101,153    150,540    145,660    133,915      1,326       --       --       --       --       --
NYWealthmark ML3 No. of Units     83,782     79,326     75,544     27,246         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         22.265628  19.895551  17.199779  13.537530  12.500000       --       --       --       --       --
Value at End of Year           27.335729  22.265628  19.895551  17.199779  13.537530       --       --       --       --       --
Wealthmark ML3 No. of Units      144,125    172,552    170,627     49,615         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         22.229675  19.873336  17.189189  13.535953  12.500000       --       --       --       --       --
Value at End of Year           27.277981  22.229675  19.873336  17.189189  13.535953       --       --       --       --       --
Wealthmark ML3 No. of Units       87,097     97,955     99,809     73,354        689       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         20.718982  18.550479  16.069136  12.500000         --       --       --       --       --       --
Value at End of Year           25.386220  20.718982  18.550479  16.069136         --       --       --       --       --       --
Wealthmark ML3 No. of Units       40,338     50,334     36,089     18,838         --       --       --       --       --       --

DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         21.767100  19.122918  16.725489  13.334235  12.500000       --       --       --       --       --
Value at End of Year           26.859209  21.767100  19.122918  16.725489  13.334235       --       --       --       --       --
Wealthmark ML3 No. of Units      277,435    311,749    323,239    100,782      7,802       --       --       --       --       --
NYWealthmark ML3 No. of Units     34,819     32,982     32,228     15,133         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         21.731956  19.101569  16.715194  13.332685  12.500000       --       --       --       --       --
Value at End of Year           26.802471  21.731956  19.101569  16.715194  13.332685       --       --       --       --       --
Wealthmark ML3 No. of Units       69,894    101,903    101,286     93,700      9,752       --       --       --       --       --
NYWealthmark ML3 No. of Units     74,458     80,482    104,641     47,796         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year        $21.626894 $19.037659 $16.684339 $13.328040 $12.500000       --       --       --       --       --
Value at End of Year           26.633047  21.626894  19.037659  16.684339  13.328040       --       --       --       --       --
Wealthmark ML3 No. of Units      273,486    291,380    269,088     94,320         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         21.591983  19.016402  16.674061  13.326481  12.500000       --       --       --       --       --
Value at End of Year           26.576803  21.591983  19.016402  16.674061  13.326481       --       --       --       --       --
Wealthmark ML3 No. of Units       19,801     23,003     26,146     24,853      1,097       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         20.278472  17.886306  15.706761  12.500000         --       --       --       --       --       --
Value at End of Year           24.922757  20.278472  17.886306  15.706761         --       --       --       --       --       --
Wealthmark ML3 No. of Units       36,982     38,567     44,534     14,945         --       --       --       --       --       --

DWS JANUS GROWTH & INCOME VIP (FORMERLY, SVS JANUS GROWTH & INCOME PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         19.892367  18.102296  16.567538  13.532412  12.500000       --       --       --       --       --
Value at End of Year           21.129880  19.892367  18.102296  16.567538  13.532412       --       --       --       --       --
Wealthmark ML3 No. of Units      271,077    304,158    261,735    136,923      4,260       --       --       --       --       --
NYWealthmark ML3 No. of Units     22,855     32,158     26,345     10,721         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.860258  18.082086  16.557342  13.530838  12.500000       --       --       --       --       --
Value at End of Year           21.085262  19.860258  18.082086  16.557342  13.530838       --       --       --       --       --
Wealthmark ML3 No. of Units       98,219    126,807    127,576    127,278      6,019       --       --       --       --       --
NYWealthmark ML3 No. of Units     38,454     51,449     45,832     31,296         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         19.764224  18.021573  16.526765  13.526110  12.500000       --       --       --       --       --
Value at End of Year           20.951929  19.764224  18.021573  16.526765  13.526110       --       --       --       --       --
Wealthmark ML3 No. of Units      194,454    219,832    175,889     74,617         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.732318  18.001455  16.516586  13.524537  12.500000       --       --       --       --       --
Value at End of Year           20.907688  19.732318  18.001455  16.516586  13.524537       --       --       --       --       --
Wealthmark ML3 No. of Units       21,950     29,470     29,122     29,948      1,127       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         17.177104  15.693817  14.420970  12.500000         --       --       --       --       --       --
Value at End of Year           18.173065  17.177104  15.693817  14.420970         --       --       --       --       --       --
Wealthmark ML3 No. of Units       19,874     23,123     24,256     18,510         --       --       --       --       --       --

DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY, SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF
12-08-2006)
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --  18.981257  17.198006  13.849786  12.500000       --       --       --       --       --
Value at End of Year                  --  20.001846  18.981257  17.198006  13.849786       --       --       --       --       --
Wealthmark ML3 No. of Units           --     87,125     58,106     44,937      2,554       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     40,674      4,273      2,064         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  18.960063  17.187413  13.848177  12.500000       --       --       --       --       --
Value at End of Year                  --  19.969562  18.960063  17.187413  13.848177       --       --       --       --       --
Wealthmark ML3 No. of Units           --     35,559     32,694     36,748      1,485       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     14,764     13,106     10,161         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --  18.896649  16.526765  13.526110  12.500000       --       --       --       --       --
Value at End of Year                  --  19.873037  18.896649  16.526765  13.526110       --       --       --       --       --
Wealthmark ML3 No. of Units           --     48,547     61,632     41,597         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --  18.875558  17.145147  13.841733  12.500000       --       --       --       --       --
Value at End of Year                  --  19.840962  18.875558  17.145147  13.841733       --       --       --       --       --
Wealthmark ML3 No. of Units           --     17,907     19,718     19,367      2,812       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  15.998950  14.554111  12.500000         --       --       --       --       --       --
Value at End of Year                  --  16.792110  15.998950  14.554111         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     37,551     14,969     11,907         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS LARGE CAP VALUE VIP (FORMERLY, SCUDDER LARGE CAP VALUE PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year        $19.613598 $19.629625 $18.200872 $13.997728 $12.500000       --       --       --       --       --
Value at End of Year           22.180143  19.613598  19.629625  18.200872  13.997728       --       --       --       --       --
Wealthmark ML3 No. of Units      365,253    421,484    421,394    133,082     13,000       --       --       --       --       --
NYWealthmark ML3 No. of Units     17,200     22,948     49,465     11,078         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.581942  19.607720  18.189667  13.996098  12.500000       --       --       --       --       --
Value at End of Year           22.133319  19.581942  19.607720  18.189667  13.996098       --       --       --       --       --
Wealthmark ML3 No. of Units       71,140    141,183    143,416    128,649      9,721       --       --       --       --       --
NYWealthmark ML3 No. of Units     79,738     92,804     88,127     54,536         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         18.764823  19.542114  18.156094  13.991219  12.500000       --       --       --       --       --
Value at End of Year           21.178048  18.764823  19.542114  18.156094  13.991219       --       --       --       --       --
Wealthmark ML3 No. of Units      193,453    234,362    239,378    120,189         36       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.455829  19.520328  18.144939  13.989593  12.500000       --       --       --       --       --
Value at End of Year           21.946971  19.455829  19.520328  18.144939  13.989593       --       --       --       --       --
Wealthmark ML3 No. of Units       12,449     15,089     14,737     14,419      2,476       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.551570  16.631297  15.482726  12.500000         --       --       --       --       --       --
Value at End of Year           18.642947  16.551570  16.631297  15.482726         --       --       --       --       --       --
Wealthmark ML3 No. of Units       19,849     26,932     35,382     12,016         --       --       --       --       --       --

DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY, DWS SALOMON AGGRESSIVE GROWTH VIP) (MERGED INTO DWS CAPITAL GROWTH VIP EFF
12-08-2006)
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --  19.695990  19.154630  14.397062  12.500000       --       --       --       --       --
Value at End of Year                  --  23.386375  20.997452  19.154630  14.397062       --       --       --       --       --
Wealthmark ML3 No. of Units           --     49,319     44,644     31,995      1,443       --       --       --       --       --
NYWealthmark ML3 No. of Units         --      3,302     28,017      1,737         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  19.674020  19.142849  14.395388  12.500000       --       --       --       --       --
Value at End of Year                  --  23.348623  20.974012  19.142849  14.395388       --       --       --       --       --
Wealthmark ML3 No. of Units           --     23,160     25,322     22,378         69       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     20,162     13,327      7,317         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --  19.608200  19.107541  14.390377  12.500000       --       --       --       --       --
Value at End of Year                  --  23.235771  20.903862  19.107541  14.390377       --       --       --       --       --
Wealthmark ML3 No. of Units           --     31,057     31,258     28,153         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --  19.586319  19.095788  14.388700  12.500000       --       --       --       --       --
Value at End of Year                  --  23.198283  20.880543  19.095788  14.388700       --       --       --       --       --
Wealthmark ML3 No. of Units           --     17,674     17,743     17,203        279       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  15.354185  15.458597  12.500000         --       --       --       --       --       --
Value at End of Year                  --  18.723459  16.878005  15.458597         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     10,071     13,523      5,133         --       --       --       --       --       --

DWS MERCURY LARGE CAP CORE VIP (FORMERLY, SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006)
CLASS B SHARES (units first credited 11-15-2004)

Contracts with no Optional Benefits
Value at Start of Year                --  12.960554  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.377812  12.960554         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --      9,420        387         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  12.959734  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.369735  12.959734         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     26,716     17,695         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units         --      5,827        238         --         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                -- $12.957289 $12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.345569  12.957289         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     17,975     15,190         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --  12.956470  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.337519  12.956470         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --      1,999        646         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  12.954025  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.313403  12.954025         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --      1,813        600         --         --       --       --       --       --       --

DWS MFS STRATEGIC VALUE VIP (FORMERLY, SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006)
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         19.414587  20.793075  18.006934  14.488821  12.500000       --       --       --       --       --
Value at End of Year           22.428131  19.414587  20.793075  18.006934  14.488821       --       --       --       --       --
Wealthmark ML3 No. of Units                 293,618    295,670     90,342      2,581       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     39,679     50,229     17,343         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  20.769867  17.995848  14.487138  12.500000       --       --       --       --       --
Value at End of Year                  --  19.383242  20.769867  17.995848  14.487138       --       --       --       --       --
Wealthmark ML3 No. of Units           --     60,509     69,576     69,327      4,525       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     85,963     92,730     43,294         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --  20.700406  17.962642  14.482088  12.500000       --       --       --       --       --
Value at End of Year                  --  19.289552  20.700406  17.962642  14.482088       --       --       --       --       --
Wealthmark ML3 No. of Units           --    211,714    204,668     50,734         99       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --  20.677279  17.951585  14.480405  12.500000       --       --       --       --       --
Value at End of Year                  --  19.258387  20.677279  17.951585  14.480405       --       --       --       --       --
Wealthmark ML3 No. of Units           --     26,709     23,379     23,402        498       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  17.175556  14.933894  12.500000         --       --       --       --       --       --
Value at End of Year                  --  15.973039  17.175556  14.933894         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     37,364     37,108     22,316         --       --       --       --       --       --

DWS MID CAP GROWTH VIP (FORMERLY, SCUDDER MID CAP GROWTH PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         22.213524  19.695990  19.327045  14.725658  12.500000       --       --       --       --       --
Value at End of Year           24.155099  22.213524  19.695990  19.327045  14.725658       --       --       --       --       --
Wealthmark ML3 No. of Units       21,045     21,928     25,730     17,135      1,341       --       --       --       --       --
NYWealthmark ML3 No. of Units      3,787      4,458      5,241      3,279         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         22.177689  19.674020  19.315163  14.723944  12.500000       --       --       --       --       --
Value at End of Year           24.104099  22.177689  19.674020  19.315163  14.723944       --       --       --       --       --
Wealthmark ML3 No. of Units        8,016      9,929      8,397      7,996        470       --       --       --       --       --
NYWealthmark ML3 No. of Units     47,127     37,318     42,559     28,846         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         22.070475  19.608200  19.279525  14.718819  12.500000       --       --       --       --       --
Value at End of Year           23.951708  22.070475  19.608200  19.279525  14.718819       --       --       --       --       --
Wealthmark ML3 No. of Units       38,467     37,410     54,904     23,794         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         22.034863  19.586319  19.267670  14.717109  12.500000       --       --       --       --       --
Value at End of Year           23.901138  22.034863  19.586319  19.267670  14.717109       --       --       --       --       --
Wealthmark ML3 No. of Units        1,091      2,821      2,640      2,489         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         17.247865  15.354185  15.127128  12.500000         --       --       --       --       --       --
Value at End of Year           18.680720  17.247865  15.354185  15.127128         --       --       --       --       --       --
Wealthmark ML3 No. of Units        5,164      9,539      7,051      5,582         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS MODERATE ALLOCATION VIP (FORMERLY, SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) -CLASS B SHARES (units first credited
8-16-2004)

Contracts with no Optional Benefits
Value at Start of Year        $13.916458 $13.466385 $12.500000         --         --       --       --       --       --       --
Value at End of Year           15.186211  13.916458  13.466385         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units    2,652,491  2,911,360    576,951         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units    323,798    320,545    198,969         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         13.906916  13.463866  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.168233  13.906916  13.463866         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       34,565     34,656         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units    278,551    288,834    102,256         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         13.878311  13.456285  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.114401  13.878311  13.456285         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units    1,937,782  2,125,079    455,015         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --         --  13.453763         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         13.840286  13.446193  12.500000         --         --       --       --       --       --       --
Value at End of Year           15.042972  13.840286  13.446193         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       81,139     78,561      2,363         --         --       --       --       --       --       --

DWS MONEY MARKET VIP (FORMERLY, SCUDDER MONEY MARKET PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         12.287487  12.195132  12.333747  12.486421  12.500000       --       --       --       --       --
Value at End of Year           12.600184  12.287487  12.195132  12.333747  12.486421       --       --       --       --       --
Wealthmark ML3 No. of Units    1,043,873  1,049,894  1,132,609  2,332,293     43,685       --       --       --       --       --
NYWealthmark ML3 No. of Units     24,249     29,771     64,828    109,602         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.267642  12.181510  12.326153  12.484967  12.500000       --       --       --       --       --
Value at End of Year           12.573563  12.267642  12.181510  12.326153  12.484967       --       --       --       --       --
Wealthmark ML3 No. of Units      138,051    406,191    216,090    243,809     49,847       --       --       --       --       --
NYWealthmark ML3 No. of Units     81,387     89,416     86,313    118,764         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.208303  12.140729  12.303379  12.480608  12.500000       --       --       --       --       --
Value at End of Year           12.494032  12.208303  12.140729  12.303379  12.480608       --       --       --       --       --
Wealthmark ML3 No. of Units      486,182    591,828    139,381    170,743      4,801       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         12.188561  12.127139  12.295779  12.479151  12.500000       --       --       --       --       --
Value at End of Year           12.467610  12.188561  12.127139  12.295779  12.479151       --       --       --       --       --
Wealthmark ML3 No. of Units        2,773      9,488     20,764     53,528     16,147       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         12.207193  12.163868  12.351576  12.500000         --       --       --       --       --       --
Value at End of Year           12.468008  12.207193  12.163868  12.351576         --       --       --       --       --       --
Wealthmark ML3 No. of Units       46,933     47,320     81,221     35,150         --       --       --       --       --       --

DWS OAK STRATEGIC EQUITY VIP (FORMERLY, SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         20.962644  22.314400  22.489159  15.330888  12.500000       --       --       --       --       --
Value at End of Year           21.336475  20.962644  22.314400  22.489159  15.330888       --       --       --       --       --
Wealthmark ML3 No. of Units                 143,559    158,792     65,627      3,032       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     15,667     16,222      5,014         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  22.289494  22.475335  15.329108  12.500000       --       --       --       --       --
Value at End of Year                  --  20.928806  22.289494  22.475335  15.329108       --       --       --       --       --
Wealthmark ML3 No. of Units           --     45,333     54,582     51,727      6,840       --       --       --       --       --
NYWealthmark ML3 No. of Units         --     29,398     30,747     22,739         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                -- $22.214944 $22.433891 $15.323762 $12.500000       --       --       --       --       --
Value at End of Year                  --  20.827632  22.214944  22.433891  15.323762       --       --       --       --       --
Wealthmark ML3 No. of Units           --    113,489    111,979     47,151         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --  22.190153  22.420093  15.321982  12.500000       --       --       --       --       --
Value at End of Year                  --  20.794019  22.190153  22.420093  15.321982       --       --       --       --       --
Wealthmark ML3 No. of Units           --      6,134      5,448      4,374        234       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  15.530856  15.715414  12.500000         --       --       --       --       --       --
Value at End of Year                  --  14.531941  15.530856  15.715414         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     48,302     49,426     22,921         --       --       --       --       --       --

DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY, SCUDDER REAL ESTATE SECURITIES PORTFOLIO) -CLASS B SHARES (units first credited
5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year         19.788364  19.625541  15.262686  12.500000         --       --       --       --       --       --
Value at End of Year           28.987085  19.788364  19.625541  15.262686         --       --       --       --       --       --
Wealthmark ML3 No. of Units      174,333    222,361    238,838     76,829         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     23,724     27,436     27,887     15,637         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         19.762124  19.609278  15.257684  12.500000         --       --       --       --       --       --
Value at End of Year           28.934237  19.762124  19.609278  15.257684         --       --       --       --       --       --
Wealthmark ML3 No. of Units       35,536     35,072     36,798     18,615         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     84,213    105,394    106,198     66,435         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         19.683541  19.560547  15.242659  12.500000         --       --       --       --       --       --
Value at End of Year           28.776177  19.683541  19.560547  15.242659         --       --       --       --       --       --
Wealthmark ML3 No. of Units      121,811    173,275    198,076     85,492         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         19.657426  19.544334  15.237661  12.500000         --       --       --       --       --       --
Value at End of Year           28.723690  19.657426  19.544334  15.237661         --       --       --       --       --       --
Wealthmark ML3 No. of Units        1,059      3,019      5,724      3,435         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         19.579264  19.495770  15.222660  12.500000         --       --       --       --       --       --
Value at End of Year           28.566783  19.579264  19.495770  15.222660         --       --       --       --       --       --
Wealthmark ML3 No. of Units       15,287     23,558     26,259     14,008         --       --       --       --       --       --

DWS SMALL CAP GROWTH VIP (FORMERLY, SCUDDER SMALL CAP GROWTH PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         21.188993  20.181890  18.562080  14.240551  12.500000       --       --       --       --       --
Value at End of Year           21.844490  21.188993  20.181890  18.562080  14.240551       --       --       --       --       --
Wealthmark ML3 No. of Units      191,008    208,844    181,262    105,727      9,273       --       --       --       --       --
NYWealthmark ML3 No. of Units     24,824     27,804     16,148      6,913         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         21.154815  20.159371  18.550650  14.238890  12.500000       --       --       --       --       --
Value at End of Year           21.798384  21.154815  20.159371  18.550650  14.238890       --       --       --       --       --
Wealthmark ML3 No. of Units       81,110    132,545     98,547     90,719      3,409       --       --       --       --       --
NYWealthmark ML3 No. of Units     71,584     85,447     79,981     52,981         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         21.052554  20.091934  18.516429  14.233923  12.500000       --       --       --       --       --
Value at End of Year           21.660553  21.052554  20.091934  18.516429  14.233923       --       --       --       --       --
Wealthmark ML3 No. of Units      188,165    214,176    171,348     94,423         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         21.018583  20.069514  18.505046  14.232268  12.500000       --       --       --       --       --
Value at End of Year           21.614829  21.018583  20.069514  18.505046  14.232268       --       --       --       --       --
Wealthmark ML3 No. of Units       46,028     58,145     42,029     35,094        324       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.936471  16.195923  14.955892  12.500000         --       --       --       --       --       --
Value at End of Year           17.390860  16.936471  16.195923  14.955892         --       --       --       --       --       --
Wealthmark ML3 No. of Units       59,088     63,336     40,185     23,460         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
DWS STRATEGIC INCOME VIP (FORMERLY, SCUDDER STRATEGIC INCOME PORTFOLIO) -CLASS B SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
Value at Start of Year        $13.558960 $13.523844 $12.699285 $12.500000         --       --       --       --       --       --
Value at End of Year           14.504739  13.558960  13.523844  12.699285         --       --       --       --       --       --
Wealthmark ML3 No. of Units      187,999    230,886    221,347     84,933         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     14,887     15,293     14,274      8,296         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         13.540955  13.512619  12.695110  12.500000         --       --       --       --       --       --
Value at End of Year           14.478257  13.540955  13.512619  12.695110         --       --       --       --       --       --
Wealthmark ML3 No. of Units        8,807     62,126     50,428     52,122         --       --       --       --       --       --
NYWealthmark ML3 No. of Units    100,278     90,030     68,271     45,712         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         13.487078  13.479007  12.682585  12.500000         --       --       --       --       --       --
Value at End of Year           14.399101  13.487078  13.479007  12.682585         --       --       --       --       --       --
Wealthmark ML3 No. of Units      186,857    203,771    223,348    125,317         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         13.469171  13.467826  12.678425  12.500000         --       --       --       --       --       --
Value at End of Year           14.372821  13.469171  13.467826  12.678425         --       --       --       --       --       --
Wealthmark ML3 No. of Units          325        326        268         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         13.415576  13.434326  12.665919  12.500000         --       --       --       --       --       --
Value at End of Year           14.294226  13.415576  13.434326  12.665919         --       --       --       --       --       --
Wealthmark ML3 No. of Units       40,559     44,932     32,323     18,105         --       --       --       --       --       --

DWS TECHNOLOGY VIP (FORMERLY, SCUDDER TECHNOLOGY GROWTH PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         22.911873  22.555051  22.597553  15.715344  12.500000       --       --       --       --       --
Value at End of Year           22.635622  22.911873  22.555051  22.597553  15.715344       --       --       --       --       --
Wealthmark ML3 No. of Units       65,311     89,212     91,554     58,970      6,079       --       --       --       --       --
NYWealthmark ML3 No. of Units     12,234     14,838     15,882     11,460         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         22.874894  22.529871  22.583655  15.713519  12.500000       --       --       --       --       --
Value at End of Year           22.587815  22.874894  22.529871  22.583655  15.713519       --       --       --       --       --
Wealthmark ML3 No. of Units       24,212     42,175     48,245     45,733      3,145       --       --       --       --       --
NYWealthmark ML3 No. of Units     39,020     42,274     36,402     20,389         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         22.764327  22.454536  22.542022  15.708046  12.500000       --       --       --       --       --
Value at End of Year           22.445013  22.764327  22.454536  22.542022  15.708046       --       --       --       --       --
Wealthmark ML3 No. of Units       57,241     61,511     69,335     49,389         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         22.727617  22.429494  22.528180  15.370622  12.500000       --       --       --       --       --
Value at End of Year           22.397635  22.727617  22.429494  22.528180  15.370622       --       --       --       --       --
Wealthmark ML3 No. of Units        7,177     19,213     18,732     16,838         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         16.148508  15.960535  16.054894  12.500000         --       --       --       --       --       --
Value at End of Year           15.890251  16.148508  15.960535  16.054894         --       --       --       --       --       --
Wealthmark ML3 No. of Units       22,298     24,594     23,030     21,323         --       --       --       --       --       --

DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY, SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL VIP EFF
12-08-2006)
CLASS B SHARES (units first credited 11-15-2004)

Contracts with no Optional Benefits
Value at Start of Year                --  13.172646  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.025252  13.172646         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     19,311         76         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units         --      4,464      4,097         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  13.171817  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  14.017380  13.171817         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --      9,082         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units         --      4,030         --         --         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                -- $13.169335 $12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  13.993790  13.169335         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --     13,033      1,176         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --         --  13.168504         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --  13.166022  12.500000         --         --       --       --       --       --       --
Value at End of Year                  --  13.962393  13.166022         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --        183         --         --         --       --       --       --       --       --

DWS TURNER MID CAP GROWTH VIP (FORMERLY, SVS TURNER MID CAP GROWTH PORTFOLIO) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year         24.237151  22.147940  20.353128  13.973493  12.500000       --       --       --       --       --
Value at End of Year           25.322570  24.237151  22.147940  20.353128  13.973493       --       --       --       --       --
Wealthmark ML3 No. of Units      140,351    151,119    143,500     93,534      5,464       --       --       --       --       --
NYWealthmark ML3 No. of Units     24,146     36,903      8,608      2,379         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         24.198045  22.123241  20.340617  13.971871  12.500000       --       --       --       --       --
Value at End of Year           25.269100  24.198045  22.123241  20.340617  13.971871       --       --       --       --       --
Wealthmark ML3 No. of Units       51,359     97,575    102,242     94,514      4,426       --       --       --       --       --
NYWealthmark ML3 No. of Units     51,741     53,787     55,856     30,330         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         24.081066  22.049229  20.303084  13.966986  12.500000       --       --       --       --       --
Value at End of Year           25.109331  24.081066  22.049229  20.303084  13.966986       --       --       --       --       --
Wealthmark ML3 No. of Units       83,014    103,695    103,741     52,488         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         24.042209  22.024621  20.290595  13.965366  12.500000       --       --       --       --       --
Value at End of Year           25.056313  24.042209  22.024621  20.290595  13.965366       --       --       --       --       --
Wealthmark ML3 No. of Units        9,274     11,734     11,657     11,154        471       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         19.367702  17.768938  16.394608  12.500000         --       --       --       --       --       --
Value at End of Year           20.154447  19.367702  17.768938  16.394608         --       --       --       --       --       --
Wealthmark ML3 No. of Units       36,069     39,126     18,521     17,516         --       --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST -CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.025682         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       37,203         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.021361         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       57,120         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units        353         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.008413         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       24,207         --         --         --         --       --       --       --       --       --

LIFESTYLE BALANCED TRUST -CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.234996         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      330,073         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units        617         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.230620         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       43,158         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units      5,984         --         --         --         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year        $12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.217464         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       53,484         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.199941         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units        1,626         --         --         --         --       --       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST -CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.141608         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units          717         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.137256         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     16,590         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.124196         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units          787         --         --         --         --       --       --       --       --       --

LIFESTYLE GROWTH TRUST -CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.103990         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      635,590         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     44,649         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.099636         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       68,295         --         --         --         --       --       --       --       --       --
NYWealthmark ML3 No. of Units     21,847         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.086616         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      873,420         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.082284         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units        6,039         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.069270         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       21,982         --         --         --         --       --       --       --       --       --

LIFESTYLE MODERATE TRUST -CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.172274         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      109,691         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.167905         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units      261,910         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year         12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year           13.154815         --         --         --         --       --       --       --       --       --
Wealthmark ML3 No. of Units       28,255         --         --         --         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO THE SCUDDER SMALL CAP GROWTH PORTFOLIO EFF. 5-1-2005) -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --         -- $17.519286 $13.659596 $12.500000       --       --       --       --       --
Value at End of Year                  --         --  19.057226  17.519286  13.659596       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     52,390     44,591      1,978       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     13,878      7,709         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --         --  17.508503  13.658008  12.500000       --       --       --       --       --
Value at End of Year                  --         --  19.035961  17.508503  13.658008       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     35,126     39,875        989       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     16,075     12,038         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --         --  17.476198  13.653242  12.500000       --       --       --       --       --
Value at End of Year                  --         --  18.972264  17.476198  13.653242       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     43,020     16,675         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  17.465435  13.651655  12.500000       --       --       --       --       --
Value at End of Year                  --         --  18.951082  17.465435  13.651655       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     18,292     18,151         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --         --  14.926068  12.500000         --       --       --       --       --       --
Value at End of Year                  --         --  16.171374  14.926068         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     16,891      6,360         --       --       --       --       --       --

SCUDDER GROWTH PORTFOLIO -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --         --  16.696827  13.667835  12.500000       --       --       --       --       --
Value at End of Year                  --         --  17.207057  16.696827  13.667835       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    156,378     65,710        929       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     17,388      6,778         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --         --  16.686543  13.666240  12.500000       --       --       --       --       --
Value at End of Year                  --         --  17.187835  16.686543  13.666240       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     51,876     48,141      5,290       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     28,823     10,729         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --         --  16.655741  13.661467  12.500000       --       --       --       --       --
Value at End of Year                  --         --  17.130329  16.655741  13.661467       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    127,798     37,314        103       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  16.645508  13.659883  12.500000       --       --       --       --       --
Value at End of Year                  --         --  17.111223  16.645508  13.659883       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --      9,105      8,947      2,626       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --         --  14.286326  12.500000         --       --       --       --       --       --
Value at End of Year                  --         --  14.663956  14.286326         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     23,265     13,377         --       --       --       --       --       --

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --         --  16.970171  13.677212  12.500000       --       --       --       --       --
Value at End of Year                  --         --  16.944308  16.970171  13.677212       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    383,345    135,219      5,712       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     31,359     17,251         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --  16.925376  16.959722  13.675618  12.500000       --       --       --       --       --
Value at End of Year                  --  17.041464  16.925376  16.959722  13.675618       --       --       --       --       --
Wealthmark ML3 No. of Units           --        132    106,477    132,995      4,673       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     85,466     42,354         --       --       --       --       --       --

Wealthmark ML3

                                 YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                               12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                              ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --         -- $16.928419 $13.670845 $12.500000       --       --       --       --       --
Value at End of Year                  --         --  16.868748  16.928419  13.670845       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    196,009     54,565        103       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  16.918013  13.669256  12.500000       --       --       --       --       --
Value at End of Year                  --         --  16.849925  16.918013  13.669256       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     24,943     23,403        647       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --         --  14.472620  12.500000         --       --       --       --       --       --
Value at End of Year                  --         --  14.392702  14.472620         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     20,111      3,483         --       --       --       --       --       --

SVS FOCUS VALUE + GROWTH PORTFOLIO -CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --         --  18.400040  14.140801  12.500000       --       --       --       --       --
Value at End of Year                  --         --  20.073120  18.400040  14.140801       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     75,044     51,572        428       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --      3,208      1,006         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --         --  18.388717  14.139159  12.500000       --       --       --       --       --
Value at End of Year                  --         --  20.050716  18.388717  14.139159       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     77,906     63,920     16,571       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     16,858      9,475         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --         --  18.354798  14.134232  12.500000       --       --       --       --       --
Value at End of Year                  --         --  19.983649  18.354798  14.134232       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     37,292     24,018         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  18.343488  14.132584  12.500000       --       --       --       --       --
Value at End of Year                  --         --  19.961327  18.343488  14.132584       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     45,933     49,080         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --         --  15.191043  12.500000         --       --       --       --       --       --
Value at End of Year                  --         --  16.506008  15.191043         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --      6,680      3,121         --       --       --       --       --       --

SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX FUND EFF 9-16-05) -CLASS B SHARES (units first credited
9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year                --         --  17.572400  14.003321  12.500000       --       --       --       --       --
Value at End of Year                  --         --  19.009524  17.572400  14.003321       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    546,690    301,217     10,847       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --     59,762     13,146         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year                --         --  17.561577  14.001691  12.500000       --       --       --       --       --
Value at End of Year                  --         --  18.988299  17.561577  14.001691       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    394,375    357,393     19,678       --       --       --       --       --
NYWealthmark ML3 No. of Units         --         --    232,529     84,961         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year                --         --  17.529169  13.996807  12.500000       --       --       --       --       --
Value at End of Year                  --         --  18.924780  17.529169  13.996807       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    490,425    223,188         --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year                --         --  17.518377  13.995178  12.500000       --       --       --       --       --
Value at End of Year                  --         --  18.903653  17.518377  13.995178       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --    103,968     76,886     18,383       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year                --         --  14.892595  12.500000         --       --       --       --       --       --
Value at End of Year                  --         --  16.046093  14.892595         --       --       --       --       --       --
Wealthmark ML3 No. of Units           --         --     72,308     55,554         --       --       --       --       --       --